Exhibit 99.2

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC,

each as Co-Issuer

and

Citibank, N.A.,

as Trustee and Series 2006-1 Securities Intermediary

SERIES 2006-1 SUPPLEMENT

dated as of December 20, 2006

to

BASE INDENTURE

dated as of December 20, 2006

$200,000,000 Series 2006-1 Variable Funding Senior Notes, Class A-1

$600,000,000 5.096% Fixed Rate Series 2006-1 Notes, Class A-2

(i)

ANNEXES

Annex A	Series 2006-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2006-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2006-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2006-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Restricted Global Series 2006-1 Class A-2 Note
Exhibit A-2-2:	Form of Regulation S Global Series 2006-1 Class A-2 Note
Exhibit A-2-3:	Form of Unrestricted Global Series 2006-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit C:	Important Section 3(c)(7) Notice
Exhibit D:	Form of Monthly Noteholders’ Statement

SCHEDULES

Schedule A	Series 2006-1 Class A-2 Target Balance Amounts Schedule

(ii)

SERIES 2006-1 SUPPLEMENT, dated as of December 20, 2006 (this “Series Supplement”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES FRANCHISING LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN HOLDING INC., a Kansas corporation (“ADIC Holdco”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Kansas limited liability company (“New ADIC”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), and SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and, together with the Master Issuer, the Franchise Assets Holder, ADIC Holdco, the IP Holder and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and Citibank, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2006-1 Securities Intermediary (as defined herein), to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements (as defined in Annex A to the Base Indenture, dated as of the date hereof (the “Base Indenture”), by and among the parties hereto) and as securities intermediary under the Base Indenture.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2006-1 Notes. On the Series 2006-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2006-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2006-1 Class A-1 Notes”) and (b) 5.096% Fixed Rate Series 2006-1 Notes, Class A-2 (as referred to herein, the “Series 2006-1 Class A-2 Notes”). The Series 2006-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2006-1 Class A-1 Advance Notes (as referred to herein, the “Series 2006-1 Class A-1 Advance Notes”), (ii) Series 2006-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2006-1 Class A-1 Swingline Notes”), and (iii) Series 2006-1 Class A-1 L/C Notes (as referred to herein, the “Series 2006-1 Class A-1 L/C Notes”). For purposes of the Indenture, the Series 2006-1 Class A-1 Notes and the Series 2006-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

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ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2006-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2006-1 Supplemental Definitions List”) as such Series 2006-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2006-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2006-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1 Procedures for Issuing and Increasing the Series 2006-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2006-1 Class A-1 Advances set forth in the Series 2006-1 Class A-1 Note Purchase Agreement, (i) on the Series 2006-1 Closing Date, the Co-Issuers may cause the 2006-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2006-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2006-1 Class A-1 Advances made on the Series 2006-1 Closing Date (the “Series 2006-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2006-1 Class A-1 Commitment Term that does not occur during a Series 2006-1 Cash Trapping Period, the Co-Issuers may increase the Series 2006-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably, at par, additional principal amounts on the Series 2006-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2006-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2006-1 Class A-1 Outstanding Principal Amount exceed the Series 2006-1 Class A-1 Maximum Principal Amount. The 2006-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the

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Series 2006-1 Class A-1 Note Purchase Agreement and shall be ratably allocated among the Series 2006-1 Class A-1 Noteholders (other than the Series 2006-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the 2006-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2006-1 Class A-1 Advance Request or as otherwise set forth in the Series 2006-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2006-1 Class A-1 Administrative Agent of the 2006-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2006-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2006-1 Class A-1 Note Purchase Agreement, on the Series 2006-1 Closing Date, the Co-Issuers may cause (i) the 2006-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2006-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2006-1 Class A-1 Swingline Loans made on the Series 2006-1 Closing Date pursuant to Section 2.06 of the Series 2006-1 Class A-1 Note Purchase Agreement (the “Series 2006-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2006-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2006-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2006-1 Closing Date pursuant to Section 2.07 of the Series 2006-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2006-1 Class A-1 Outstanding Principal Amount exceed the Series 2006-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2006-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2006-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2006-1 Class A-1 L/C Obligations are set forth in the Series 2006-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Administrative Agent of the issuance of the 2006-1 Class A-1 Initial Swingline Principal Amount and the Series 2006-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2 Procedures for Decreasing the Series 2006-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2006-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the second Business Day immediately following the date on which any Co-Issuer obtains knowledge of such Series 2006-1 Class A-1 Excess Principal Event the Co-Issuers shall deposit in the Series 2006-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2006-1 Class A-1 Outstanding Principal Amount by the

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lesser of (x) the amount necessary so that, after giving effect to such decrease of the Series 2006-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2006-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2006-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2006-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2006-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2006-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2006-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2006-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee, the Series 2006-1 Insurer and the Series 2006-1 Class A-1 Administrative Agent.

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Day’s prior written notice to each Series 2006-1 Class A-1 Investor, the Series 2006-1 Class A-1 Administrative Agent, the Trustee and the Series 2006-1 Insurer, the Co-Issuers may decrease the Series 2006-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2006-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2006-1 Class A-1 Distribution Account on the Business Day preceding the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2006-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2006-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement). Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2006-1 Class A-1 Note Purchase Agreement.

(c) Upon distribution to the Series 2006-1 Class A-1 Noteholders of principal of the Series 2006-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d) The Series 2006-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2006-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary or Mandatory Decrease allocated to the Series 2006-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2006-1 Class A-1 Advances to repay Series 2006-1 Class A-1 Swingline Loans and Series 2006-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2006-1 Class A-1 Swingline Loans on

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same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2006-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

ARTICLE III

SERIES 2006-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2006-1 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2006-1 Notes. On the Series 2006-1 Closing Date, $11,392,000 of the net proceeds from the initial sale of the Series 2006-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2006-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2 Application of Interim Collections on Interim Allocation Dates to the Series 2006-1 Notes; Payment Date Applications. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2006-1 Notes and the Series 2006-1 Policy pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2006-1 Notes Monthly Insured Interest. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account (i) the Series 2006-1 Class A-1 Monthly Insured Interest and (ii) if such Interim Allocation Date relates to an Interest Period beginning prior to the Series 2006-1 Anticipated Repayment Date, the Series 2006-1 Class A-2 Monthly Insured Interest or, if such Interim Allocation Date Relates to an Interest Period beginning on or after the Series 2006-1 Anticipated Repayment Date, the Series 2006-1 Class A-2 Monthly Post-ARD Insured Interest, in each case, deemed to be “Senior Notes Monthly Insured Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2006-1 Insurer Premiums. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Insurer Premiums deemed to be “Insurer Premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c) Series 2006-1 Class A-1 Monthly Commitment Fees. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-1 Monthly Commitment Fees deemed to be “Class A-1 Senior Notes Monthly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(d) Series 2006-1 Insurer Expenses. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to the Series 2006-1 Insurer from the Collection Account the Series 2006-1 Insurer Expenses as “Insurer Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(e) Series 2006-1 Insurer Reimbursement Amounts. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to the Series 2006-1 Insurer from the Collection Account the Series 2006-1 Insurer Reimbursement Amounts as “Insurer Reimbursement Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(f) Series 2006-1 Class A-1 Administrative Expenses. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2006-1 Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account equal to the Series 2006-1 Interest Reserve Amount.

(ii) If on any Interim Allocation Date there is a Series 2006-1 Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2006-1 Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On each Accounting Date preceding any Payment Date on which a Series 2006-1 Interest Reserve Step-Down Event occurs, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2006-1 Interest Reserve Step-Down Release Amount from the Senior Notes Interest Reserve Account in accordance with Section 5.11(l) of the Base Indenture.

(h) Series 2006-1 Cash Trapping Amount.

(i) During a Series 2006-1 Cash Trapping Period, the Master Issuer shall instruct the Trustee in writing to deposit into the Cash Trap Reserve Account an amount equal to the Series 2006-1 Cash Trapping Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(ii) On each Accounting Date preceding any Payment Date that is a Series 2006-1 Cash Trapping Release Date, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2006-1 Cash Trapping Release Amount from the Cash Trap Reserve Account in accordance with Section 5.11(l) of the Base Indenture.

(i) Series 2006-1 Notes Rapid Amortization Principal Amounts. If such Interim Allocation Date occurs during a Rapid Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2006-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(j) Series 2006-1 Class A-2 Scheduled Principal Payments. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k) Series 2006-1 Class A-2 Scheduled Principal Payment Deficiencies. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amounts attributable to the Series 2006-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l) Series 2006-1 Class A-1 Other Amounts. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(m) Series 2006-1 Notes Monthly Post-ARD Contingent Uninsured Interest. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest and the Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest deemed to be “Senior Notes Monthly Post-ARD Contingent Uninsured Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(n) Series 2006-1 Class A-1 Monthly Uninsured Interest. On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2006-1 Class A-1 Monthly Uninsured Interest deemed to be “Senior Notes Monthly Uninsured Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(o) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3 Certain Distributions from Series 2006-1 Distribution Accounts.

(a) On each Payment Date, based solely upon the most recent Monthly Servicer’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture remit (i) to the Series 2006-1 Class A-1 Noteholders from the Series 2006-1 Class A-1 Distribution Account the amount deposited in the Series 2006-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal and (ii) to the Series 2006-1 Class A-2 Noteholders from the Series 2006-1 Class A-2 Distribution Account the amount deposited in the Series 2006-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal.

(b) Series 2006-1 Insured Amounts Distributions.

(i) Promptly upon deposit of each payment of a Series 2006-1 Insured Amount paid pursuant to the Series 2006-1 Policy in respect of the Series 2006-1 Class A-1 Notes into the Series 2006-1 Class A-1 Distribution Account pursuant to Section 9.3(b) of the Base Indenture, the Trustee shall, based upon the records of the Trustee, wire transfer the amount so deposited to (x) in the case of Deficiency Amounts, the Series 2006-1 Class A-1 Noteholders to which such Deficiency Amounts are owed, in the case of interest, on a pro rata basis based on entitlement, or in the case of principal, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement, as the case may be, and (y) in the case of Preference Amounts, the Series 2006-1 Class A-1 Noteholders to which such Preference Amounts are owed.

(ii) Promptly upon deposit of each payment of a Series 2006-1 Insured Amount paid pursuant to the Series 2006-1 Policy in respect of the Series 2006-1 Class A-2 Notes into the Series 2006-1 Class A-2 Distribution Account pursuant to Section 9.3(b) of the Base Indenture, the Trustee shall, based upon the records of the Trustee, wire transfer the amount so deposited (x) in the case of Deficiency Amounts, to the Series 2006-1 Class A-2 Noteholders to which such Deficiency Amounts are owed on a pro rata basis, in the case of interest, based upon the amount of interest owed to each such Noteholder or in the case of principal, based on their respective portion of the Series 2006-1 Class A-2 Outstanding Principal Amount, as the case may be, and (y) in the case of Preference Amounts, the Series 2006-1 Class A-2 Noteholders to which such Preference Amounts are owed.

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Section 3.4 Series 2006-1 Class A-1 Interest and Certain Fees.

(a) Series 2006-1 Class A-1 Note Rate and Insured L/C Fees. From and after the Series 2006-1 Closing Date, the applicable portions of the Series 2006-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2006-1 Class A-1 Note Rate and (ii) Series 2006-1 Class A-1 Insured L/C Fees at the applicable rates provided therefor in the Series 2006-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Payment Date, commencing on February 20, 2007, except that any portion of such accrued interest consisting of Series 2006-1 Class A-1 Monthly Uninsured Interest shall be due and payable as and when amounts are made available for such payment in accordance with Sections 5.10 and 5.11 of the Base Indenture in the amount so made available; provided that in any event all accrued but unpaid interest and fees (including Series 2006-1 Class A-1 Monthly Uninsured Interest) shall be paid in full on the Series 2006-1 Legal Final Maturity Date, on any Series 2006-1 Prepayment Date with respect to a prepayment in full of the Series 2006-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2006-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2006-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2006-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2006-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Payment Date, commencing on February 20, 2007. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2006-1 Class A-1 Note Rate.

(c) Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest. From and after the Series 2006-1 Anticipated Repayment Date, if the Series 2006-1 Final Payment has not been made, uninsured interest will accrue on the Series 2006-1 Class A-1 Outstanding Principal Amount at an annual rate equal to 50 basis points (the “Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate”) in addition to the insured interest that will continue to accrue at the Series 2006-1 Class A-1 Note Rate. Any Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.10 and 5.11 of the Base Indenture in the amount so made available, and failure to pay any Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest shall be paid in full on the Series 2006-1 Legal Final Maturity Date, on any Series 2006-1 Prepayment Date with respect to a prepayment in full of the Series 2006-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2006-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

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(d) Series 2006-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2006-1 Class A-1 Notes shall commence on the Series 2006-1 Closing Date and end on February 13, 2007.

Section 3.5 Series 2006-1 Class A-2 Interest.

(a) Series 2006-1 Class A-2 Original Note Rate. From the Series 2006-1 Closing Date to the Series 2006-1 Anticipated Repayment Date, the Series 2006-1 Class A-2 Outstanding Principal Amount will accrue interest at the Series 2006-1 Class A-2 Original Note Rate. Such accrued interest will be due and payable in arrears on each Payment Date, commencing on February 20, 2007; provided that in any event all accrued but unpaid interest shall be paid in full on the Series 2006-1 Legal Final Maturity Date, on any Series 2006-1 Prepayment Date with respect to a prepayment in full of the Series 2006-1 Class A-2 Notes or on any other day on which all of the Series 2006-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2006-1 Class A-2 Original Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2006-1 Class A-2 Original Note Rate. All computations of interest at the Series 2006-1 Class A-2 Original Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2006-1 Class A-2 Monthly Post-ARD Interest.

(i) Monthly Post-ARD Contingent Uninsured Interest. On the Series 2006-1 Anticipated Repayment Date, if the Series 2006-1 Final Payment has not been made and if (A) the sum of (I) the Five-Year Swap Rate as of such date, plus (II) the Series 2006-1 Class A-2 Original Spread, plus (III) 40 basis points, is greater than (B) the Series 2006-1 Class A-2 Note Rate (such excess, if any, as converted to a monthly equivalent rate, the “Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest Rate”), then additional interest will accrue on the Series 2006-1 Class A-2 Outstanding Principal Amount from and after such date at an annual interest rate equal to the Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest Rate, calculated on the basis of a 360-day year of twelve 30-day months (such additional interest, the “Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest”).

(ii) Payment of Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest. Any Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.10 and 5.11 of the Base Indenture, failure to pay any Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest shall be paid in full on

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the Series 2006-1 Legal Final Maturity Date, on any Series 2006-1 Prepayment Date with respect to a prepayment in full of the Series 2006-1 Class A-2 Notes or on any other day on which all of the Series 2006-1 Class A-2 Outstanding Principal Amount is required to be paid in full.

(c) Series 2006-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2006-1 Class A-2 Notes shall commence on the Series 2006-1 Closing Date and end on February 19, 2007.

Section 3.6 Payment of 2006-1 Note Principal.

(a) Series 2006-1 Notes Principal Payment at Legal Maturity. The Series 2006-1 Outstanding Principal Amount shall be due and payable on the Series 2006-1 Legal Final Maturity Date. The Series 2006-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2006-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

(b) Series 2006-1 Anticipated Repayment. Series 2006-1 Final Payment is anticipated to occur on December 20, 2012 (such date, the “Series 2006-1 Anticipated Repayment Date”).

(c) Payment of Series 2006-1 Class A-2 Scheduled Principal Payments. Series 2006-1 Class A-2 Scheduled Principal Payments will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.10 and 5.11 of the Base Indenture, and failure to pay any Series 2006-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default.

(d) Series 2006-1 Notes Mandatory Payments of Principal.

(i) If a Change of Control to which the Control Party has not provided its prior written consent (not to be unreasonably withheld) occurs, the Co-Issuers shall prepay all the Series 2006-1 Notes in full by (A) depositing an amount equal to the Series 2006-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2006-1 Notes under the Indenture and under the Series 2006-1 Class A-1 Note Purchase Agreement as of the applicable Series 2006-1 Prepayment Date referred to in clause (C) below (including all interest and fees accrued to such date, any Series 2006-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement and any associated Series 2006-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2006-1 Distribution Accounts, (B) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement and

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(C) directing the Trustee to distribute such amount to the applicable Series 2006-1 Noteholders on the Series 2006-1 Prepayment Date specified in such Prepayment Notices.

(ii) Upon the failure of the Co-Issuers to Reinvest Real Estate Asset Disposition Proceeds in excess of the Real Estate Asset Disposition Threshold in accordance with Section 8.16(a)(ii) of the Base Indenture (such failure, a “Real Estate Asset Disposition Prepayment Event”), the Co-Issuers shall prepay first, the Series 2006-1 Class A-2 Notes (based on their respective portion of the Series 2006-1 Class A-2 Outstanding Principal Amount), and second, the Series 2006-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement), in an aggregate principal amount equal to such Real Estate Asset Disposition Proceeds by (A) depositing such Real Estate Asset Disposition Proceeds (and all interest and fees accrued to such date, any Series 2006-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement and any associated Series 2006-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2006-1 Distribution Accounts, (B) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement, (C) directing the Trustee to distribute such amount to the applicable Series 2006-1 Noteholders on the Series 2006-1 Prepayment Date specified in such Prepayment Notice and (D) complying with the other applicable Series Supplements with respect to prepayment of the applicable other portions of such Real Estate Asset Disposition Proceeds.

(iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Payment Date on the applicable Classes of Series 2006-1 Notes as and when amounts are made available for payment thereof in accordance with Sections 5.10 and 5.11 of the Base Indenture. Such payments shall be ratably allocated among the Series 2006-1 Noteholders within each applicable Class based on their respective portion of the Series 2006-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2006-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement). In connection with any payment made pursuant to this Section 3.6(d)(iii), the Co-Issuers shall not be obligated to pay any prepayment premium.

(e) Series 2006-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2006-1 Class A-2 Notes upon a Change of Control or upon the occurrence of a Real Estate Asset Disposition Prepayment Event made pursuant to Section 3.6(d)(i) or (d)(ii) of this Series Supplement or any optional prepayment of any Series 2006-1 Class A-2 Notes made

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pursuant to Section 3.6(f) of this Series Supplement, the Co-Issuers shall pay, in the manner described herein, the Series 2006-1 Class A-2 Make-Whole Prepayment Premium to the Series 2006-1 Class A-2 Noteholders with respect to the applicable Series 2006-1 Prepayment Amount; provided that no such Series 2006-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with any payment that occurs (A) on or after the Payment Date occurring three (3) months prior to the Series 2006-1 Anticipated Repayment Date or (B) after a Rapid Amortization Period commences.

(f) Optional Prepayment of Series 2006-1 Class A-2 Notes. Subject to Sections 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2006-1 Class A-2 Notes in whole or in part on any Payment Date specified in the applicable Prepayment Notices; provided that prior to the Payment Date occurring three (3) months prior to the Series 2006-1 Anticipated Repayment Date, the Co-Issuers shall not make any optional prepayment in part of any Series 2006-1 Class A-2 Notes pursuant to this Section 3.6(f) (x) more frequently than four (4) times in any annual period commencing with the annual period commencing on the Series 2006-1 Closing Date or (y) in a principal amount for any single prepayment of less than $5,000,000 (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement).

(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Sections 3.6(d)(i), (d)(ii) or 3.6(f) of this Series Supplement (each, a “Series 2006-1 Prepayment”) to each Series 2006-1 Noteholder affected by such Series 2006-1 Prepayment, the Series 2006-1 Insurer, the Rating Agencies and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2006-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee (with a copy to the Series 2006-1 Insurer) directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each Series 2006-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made (each, a “Series 2006-1 Prepayment Date”), which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than ten (10) Business Days after the occurrence of such event, and in the case of a Real Estate Asset Disposition Prepayment Event, shall be the Payment Date immediately following such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2006-1 Prepayment Amount”) and (C) the date on which the applicable Series 2006-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2006-1 Prepayment Date (the “Series 2006-1 Class A-2 Make-Whole Premium Calculation Date”). Each Prepayment Notice shall be irrevocable once given. All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2006-1 Noteholder to the extent such Series 2006-1

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Noteholder has provided a facsimile number or email address to the Trustee and (B) to the Series 2006-1 Insurer, the Rating Agencies and the Trustee and (ii) sent by registered mail to each affected Series 2006-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2006-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6.

(h) Series 2006-1 Prepayments. On each Series 2006-1 Prepayment Date with respect to any Series 2006-1 Prepayment, the Series 2006-1 Prepayment Amount and the Series 2006-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2006-1 Class A-1 Breakage Amounts applicable to such Series 2006-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2006-1 Prepayment Amount together with the applicable Series 2006-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2006-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Sections 3.6(d)(i), (d)(ii) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2006-1 Distribution Accounts on or prior to the related Series 2006-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2006-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Payments allocated to the Series 2006-1 Notes pursuant to Section 3.6(j) of this Series Supplement, (ii) any principal payments made on the Series 2006-1 Notes during a Rapid Amortization Period and (iii) any optional prepayment on or after the Payment Date occurring three (3) months prior to the Series 2006-1 Anticipated Repayment Date.

(j) Indemnification Payments. Any Indemnification Payments allocated to the Senior Notes Principal Payments Account pursuant to the Priority of Payments shall be deposited in the applicable Series 2006-1 Distribution Accounts in accordance with Section 5.11(f) of the Base Indenture and used to prepay first, the Series 2006-1 Class A-2 Notes (based on their respective portion of the Series 2006-1 Class A-2 Outstanding Principal Amount), and second, the Series 2006-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement), on the Payment Date immediately succeeding such deposit. In connection with any prepayment made pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium.

(k) Series 2006-1 Prepayment Distributions.

(i) On the Series 2006-1 Prepayment Date for each Series 2006-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2006-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2006-1 Class A-1 Noteholders of record on the preceding Prepayment Record

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Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2006-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2006-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2006-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon to such Series 2006-1 Prepayment Date and any associated Series 2006-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii) On the Series 2006-1 Prepayment Date for each Series 2006-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2006-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2006-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2006-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2006-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2006-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon to such Series 2006-1 Prepayment Date and any Series 2006-1 Class A-2 Make-Whole Prepayment Premium due to Series 2006-1 Class A-2 Noteholders on such Series 2006-1 Prepayment Date.

(l) Series 2006-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Series 2006-1 Insurer and the Rating Agencies on or before the Record Date preceding the Payment Date which will be the Series 2006-1 Final Payment Date; provided, however, that with respect to any Series 2006-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee, the Series 2006-1 Insurer or the Rating Agencies of such Series 2006-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide written notice to each Person in whose name a Series 2006-1 Note is registered at the close of business on such Record Date that the immediately succeeding Payment Date will be the Series 2006-1 Final Payment Date. Such written notice to be sent to the Series 2006-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2006-1 Final Payment will be made and shall specify that such Series 2006-1 Final Payment will be payable only upon presentation and surrender of the Series 2006-1 Notes and shall specify the place where the Series 2006-1 Notes may be presented and surrendered for such Series 2006-1 Final Payment.

(m) Prepayment Fees Payable Under the Series 2006-1 Insurer Fee Letter. Concurrently with prepayment of any Series 2006-1 Notes, the Co-Issuers shall pay or cause to be paid, directly to the Series 2006-1 Insurer, any premium, make-whole payment or early prepayment fee payable to the Series 2006-1 Insurer under the Series 2006-1 Insurer Fee Letter.

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Section 3.7 Series 2006-1 Class A-1 Distribution Account.

(a) Establishment of Series 2006-1 Class A-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2006-1 Class A-1 Noteholders an account (the “Series 2006-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-1 Class A-1 Noteholders. The Series 2006-1 Class A-1 Distribution Account shall be an Eligible Account. If the Series 2006-1 Class A-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2006-1 Class A-1 Distribution Account is no longer an Eligible Account, establish a new Series 2006-1 Class A-1 Distribution Account that is an Eligible Account. If a new Series 2006-1 Class A-1 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2006-1 Class A-1 Distribution Account into the new Series 2006-1 Class A-1 Distribution Account. Initially, the Series 2006-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2006-1 Class A-1 Distribution Account. All amounts held in the Series 2006-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction of the Master Issuer and SRI Real Estate Holdco; provided, however, that any such investment in the Series 2006-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2006-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2006-1 Class A-1 Distribution Account shall remain uninvested. Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2006-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2006-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2006-1 Class A-1 Noteholders.

(d) Series 2006-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2006-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2006-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2006-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2006-1 Class A-1

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Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2006-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2006-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2006-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2006-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2006-1 Class A-1 Distribution Account. On or after the date on which the Series 2006-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2006-1 Class A-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.8 Series 2006-1 Class A-2 Distribution Account.

(a) Establishment of Series 2006-1 Class A-2 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2006-1 Class A-2 Noteholders an account (the “Series 2006-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-1 Class A-2 Noteholders. The Series 2006-1 Class A-2 Distribution Account shall be an Eligible Account. If the Series 2006-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2006-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new Series 2006-1 Class A-2 Distribution Account that is an Eligible Account. If a new Series 2006-1 Class A-2 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2006-1 Class A-2 Distribution Account into the new Series 2006-1 Class A-2 Distribution Account. Initially, the Series 2006-1 Class A-2 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2006-1 Class A-2 Distribution Account. All amounts held in the Series 2006-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2006-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2006-1 Class A-2 Noteholders. In the

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absence of written investment instructions hereunder, funds on deposit in the Series 2006-1 Class A-2 Distribution Account shall remain uninvested. Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2006-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2006-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2006-1 Class A-2 Noteholders.

(d) Series 2006-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2006-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2006-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2006-1 Class A-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2006-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2006-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2006-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2006-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2006-1 Class A-2 Distribution Account. On or after the date on which the Series 2006-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2006-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2006-1 Distribution Accounts shall be the “Series 2006-1 Securities Intermediary.” If the Series 2006-1 Securities Intermediary in respect of any Series 2006-1 Distribution Account is not the Trustee, the Master Issuer and SRI Real Estate Holdco shall obtain the express agreement of such other Person to the obligations of the Series 2006-1 Securities Intermediary set forth in this Section 3.9.

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(b) The Series 2006-1 Securities Intermediary agrees that:

(i) The Series 2006-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2006-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2006-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2006-1 Distribution Account shall be registered in the name of the Securities Intermediary, indorsed to the Series 2006-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2006-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2006-1 Distribution Account be registered in the name of the Master Issuer and SRI Real Estate Holdco, payable to the order of the Master Issuer and SRI Real Estate Holdco or specially indorsed to the Master Issuer and SRI Real Estate Holdco;

(iv) All property delivered to the Series 2006-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2006-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2006-1 Distribution Account shall be treated as a Financial Asset under Article 8 of the New York UCC;

(vi) If at any time the Series 2006-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2006-1 Distribution Accounts, the Series 2006-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, SRI Real Estate Holdco or any other Securitization Entity or any other Person;

(vii) The Series 2006-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, New York shall be deemed to the Series 2006-1 Securities Intermediary’s jurisdiction and the Series 2006-1 Distribution Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

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(viii) The Series 2006-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2006-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Series 2006-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer and SRI Real Estate Holdco purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2006-1 Distribution Accounts, neither the Series 2006-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2006-1 Distribution Account or any Financial Asset credited thereto. If the Series 2006-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2006-1 Distribution Account or any Financial Asset carried therein, the Series 2006-1 Securities Intermediary will promptly notify the Trustee, the Control Party, the Master Issuer and SRI Real Estate Holdco thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2006-1 Distribution Accounts and in all proceeds thereof, and (acting at the direction of the Control Party) shall be the only Person authorized to originate entitlement orders in respect of the Series 2006-1 Distribution Accounts; provided, however, that at all other times the Master Issuer and SRI Real Estate Holdco shall jointly be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2006-1 Distribution Accounts.

Section 3.10 Servicer. Pursuant to the Servicing Agreement, the Servicer has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, SRI Real Estate Holdco and the other Co-Issuers. The Series 2006-1 Noteholders by their acceptance of the Series 2006-1 Notes consent to the provision of such reports and notices to the Trustee by the Servicer in lieu of the Master Issuer, SRI Real Estate Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2006-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

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ARTICLE IV

FORM OF SERIES 2006-1 NOTES

Section 4.1 Issuance of Series 2006-1 Class A-1 Notes. (a) The Series 2006-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2006-1 Class A-1 Noteholders (other than the Series 2006-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2006-1 Class A-1 Note Purchase Agreement, the Series 2006-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2006-1 Class A-1 Noteholders. The Series 2006-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2006-1 Class A-1 Maximum Principal Amount as of the Series 2006-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2006-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2006-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2006-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2006-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2006-1 Class A-1 Note Purchase Agreement, the Series 2006-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2006-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2006-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2006-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2006-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2006-1 Class A-1 L/C Notes will be issued in the form of a definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement and shall

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be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2006-1 Class A-1 Note Purchase Agreement, the Series 2006-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2006-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2006-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2006-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2006-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2006-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2006-1 Class A-1 Notes will exceed the Series 2006-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2006-1 Class A-1 Advance Notes, the Series 2006-1 Class A-1 Swingline Notes and the Series 2006-1 Class A-1 L/C Notes in the aggregate exceed the Series 2006-1 Class A-1 Maximum Principal Amount.

(e) The Series 2006-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange. The Series 2006-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2006-1 Class A-1 Notes, as evidenced by their execution of such Class A-1 Notes. The initial sale of the Series 2006-1 Class A-1 Notes is limited to Persons who have executed the Series 2006-1 Class A-1 Note Purchase Agreement. The Series 2006-1 Class A-1 Notes may be resold only to Persons who are QPs in compliance with the terms of the Series 2006-1 Class A-1 Note Purchase Agreement.

Section 4.2 Issuance of Series 2006-1 Class A-2 Notes. The Series 2006-1 Class A-2 Notes may be offered and sold in the Series 2006-1 Class A-2 Initial Principal Amount on the Series 2006-1 Closing Date by the Co-Issuers pursuant to the Series 2006-1 Class A-2 Note Purchase Agreement. The Series 2006-1 Class A-2 Notes will be resold initially only (A) in the United States to Persons who are both QIBs and QPs in reliance on Rule 144A and (B) outside the United States to QPs who are neither a U.S. person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S. The Series 2006-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2006-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2006-1 Class A-2 Notes. The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and “Terms and Conditions

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Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream (as in effect from time to time, the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Series 2006-1 Class A-2 Notes. The Series 2006-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2006-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2006-1 Class A-2 Notes offered and sold on the Series 2006-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2006-1 Class A-2 Note, such Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2006-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2006-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

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Section 4.3 Transfer Restrictions of Series 2006-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the holder of any Series 2006-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2006-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2006-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2006-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2006-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2006-1 Class A-1 Note Purchase Agreement, then such Series 2006-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2006-1 Class A-1 Advance Note. In exchange for any Series 2006-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2006-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2006-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2006-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2006-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2006-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2006-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2006-1 Class A-1 Advance Note as Series 2006-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2006-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2006-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the

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holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2006-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2006-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2006-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2006-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2006-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2006-1 Class A-1 Swingline Note as a Series 2006-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2006-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2006-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2006-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2006-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2006-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2006-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2006-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2006-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2006-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2006-1 Class A-1 L/C Note as a Series 2006-1 Class A-1 Noteholder.

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(d) Each Series 2006-1 Class A-1 Note shall bear the following legend:

THIS SERIES 2006-1 CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 20, 2006 BY AND AMONG THE CO-ISSUERS, THE SERVICER, THE SERIES 2006-1 CLASS A-1 INVESTORS, THE SERIES 2006-1 NOTEHOLDERS, THE SERIES 2006-1 SUBFACILITY LENDERS AND LEHMAN COMMERCIAL PAPER INC. AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2006-1 Class A-1 Notes except as provided herein.

Section 4.4 Transfer Restrictions of Series 2006-1 Class A-2 Notes.

(a) A Series 2006-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2006-1 Class A-2 Note that is issued in exchange for a Series 2006-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2006-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2006-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and a QP, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

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(c) If a Series 2006-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2006-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2006-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2006-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest

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in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2006-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2006-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2006-1 Global Note or any portion thereof is exchanged for Series 2006-1 Class A-2 Notes other than Series 2006-1 Global Notes, such other Series 2006-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2006-1 Class A-2 Notes that are not Series 2006-1 Global Notes or for a beneficial interest in a Series 2006-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers (with the consent of the Series 2006-1 Insurer) and the Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through

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Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2006-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2006-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2006-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2006-1 Class A-2 Notes shall bear the following legend:

THIS SERIES 2006-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (B) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND

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NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION

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7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT”. THE CO-ISSUERS ALSO HAVE

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THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

(i) The Series 2006-1 Class A-2 Notes Regulation S Global Notes shall bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2006-1 Class A-2 Notes Global Notes shall bear the following legends:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME

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AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2006-1 Class A-2 Notes except as provided herein. The legend required for a Series 2006-1 Class A-2 Restricted Note may be removed from such Series 2006-1 Class A-2 Restricted Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2006-1 Class A-2 Restricted Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2006-1 Class A-2 Restricted Note a Series 2006-1 Class A-2 Note or Series 2006-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2006-1 Class A-2 Restricted Note has been removed from a Series 2006-1 Class A-2 Note as provided above, no other Series 2006-1 Class A-2 Note issued in exchange for all or any part of such Series 2006-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2006-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Section 3(c)(7) Procedures.

(a) The Co-Issuers shall, upon two (2) Business Days’ prior written notice, cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis, a notice from the Co-Issuers to DTC in substantially the form of Exhibit C hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2006-1 Note Owners. If DTC notifies the Co-Issuers or the Registrar that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2006-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b) The Co-Issuers will take the following steps in connection with the Series 2006-1 Notes:

(i) The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Global Note in order to indicate that sales are limited to QIB/QPs.

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(ii) The Co-Issuers will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii) The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series of 2006-1 Notes.

(iv) The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Restricted Global Note in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v) The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vi) The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(vii) The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Restricted Global Note in its New Issues Acceptance Guide.

(viii) The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit C hereto.

(ix) The Co-Issuers will request Euroclear to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Euroclear securities database made available to Euroclear participants.

(x) The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xi) The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

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(xii) The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiii) The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit C hereto.

(xiv) The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

(c) Each time the Co-Issuers send an annual or other periodic report to Note Owners, and in any event at least once per calendar year, the Co-Issuers will provide a notice to Note Owners that:

(i) each Note Owner must not be a Competitor and must be either (A) a QIB/QP or (B) a QP and neither a U.S. Person nor U.S. Resident, as applicable;

(ii) each Note Owner must be able to make the representations set forth in clauses (a) through (j) of Section 4.6 of this Series Supplement;

(iii) the Series 2006-1 Notes can be transferred only to transferees who are able to make the representations set forth in clauses (a) through (j) of Section 4.6 of this Series Supplement; and

(iv) the Co-Issuers have the right to force any Note Owner who is a Competitor or who is not (A) a QIB/QP or (B) a QP and neither a U.S. Person nor U.S. Resident, as applicable, to sell or redeem the Series 2006-1 Notes.

From time to time the Co-Issuers shall request DTC, Euroclear and Clearstream to deliver to the Co-Issuers a list of their respective participants holding an interest in the Restricted Global Note. The Co-Issuers shall send the report and the notice to participants identified by DTC, Euroclear and Clearstream with a request that participants pass them along to beneficial owners.

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(d) The Co-Issuers shall request third-party vendors that provide information on the Series 2006-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions. Without limiting the foregoing:

(i) the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2006-1 Notes:

(A)	The “Note Box” on the bottom of the “Security Display” page describing the Series 2006-1 Notes should state: “Iss’d Under 144A/3c7.”

(B)	The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C)	Such indicator should link to an “Additional Security Information” page, which should state that the Series 2006-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii) the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2006-1 Notes:

(A)	The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B)	A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C)	Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(e) The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2006-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

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Section 4.6 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2006-1 Class A-2 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2006-1 Class A-2 Note as follows:

(a) In the case of Series 2006-1 Class A-2 Notes acquired in the United States, that it is (i) a QIB/QP, (ii) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the Investment Company Act and (iii) acquiring such Series 2006-1 Class A-2 Notes for its own account or for the account of another person who is a QIB/QP with respect to which it exercises sole investment discretion.

(b) In the case of Series 2006-1 Class A-2 Notes acquired outside of the United States, that it is (i) a QP, (ii) neither a U.S. Person nor a U.S. Resident, (iii) aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act, (iv) acquiring such Series 2006-1 Class A-2 Notes for its own account or the account of another person, who is a QP and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion, and (v) not purchasing such Series 2006-1 Class A-2 Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident.

(c) It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

(d) It is not formed for the purpose of investing in the Series 2006-1 Class A-2 Notes, except where each beneficial owner is a QIB/QP (for Series 2006-1 Class A-2 Notes acquired in the United States) or a QP and neither a U.S. Person nor a U.S. Resident (for Series 2006-1 Class A-2 Notes acquired outside the United States).

(e) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2006-1 Class A-2 Notes.

(f) It understands that the Co-Issuers may receive a list of participants holding positions in the Series 2006-1 Class A-2 Notes from one or more book-entry depositories.

(g) It will provide to each person to whom it transfers Series 2006-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2006-1 Class A-2 Notes.

(h) It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

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(i) If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

(j) It is not a Competitor.

(k) It understands that (i) the Series 2006-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2006-1 Notes have not been registered under the Securities Act, (iii) such Series 2006-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Co-Issuers so long as such Co-Issuers are QPs, (B) in the United States to a Person who the seller reasonably believes is a QIB/QP in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person who is a QP and is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2006-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2006-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

(l) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) of this Series Supplement.

(m) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(i) of this Series Supplement.

(n) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Sections 4.4(j) of this Series Supplement.

(o) It is (i) not acquiring or holding the Series 2006-1 Class A-2 Notes (or any interest therein) for or on behalf, or with the assets of any Plan, account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Laws, or (ii) its purchase and holding of the Series 2006-1 Class A-2 Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

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(p) It understands that any subsequent transfer of the Series 2006-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2006-1 Class A-2 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(q) It understands that the Base Indenture has been structured and the Series 2006-1 Class A-2 Notes have been (or will be) issued with the intention that the Series 2006-1 Class A-2 Notes will qualify under applicable Tax law as indebtedness of the Co-Issuers or, if any of the Co-Issuers is treated as a division of another entity, such other entity, and in its acquisition of any direct or indirect interest in any Series 2006-1 Class A-2 Note, by acceptance of its Series 2006-1 Class A-2 Notes (or acquisition of a beneficial interest therein), it agrees to treat the Series 2006-1 Class A-2 Notes (or beneficial interests therein) for all purposes of federal, state and local income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

ARTICLE V

GENERAL

Section 5.1 Information. On or before each Accounting Date, the Co-Issuers shall furnish, or cause to be furnished, a Monthly Noteholders’ Statement with respect to the Series 2006-1 Notes to the Trustee and the Series 2006-1 Insurer, substantially in the form of Exhibit D hereto, setting forth, inter alia, the following information with respect to the next Payment Date:

(i) the total amount available to be distributed to Series 2006-1 Noteholders on such Payment Date;

(ii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2006-1 Notes;

(iii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2006-1 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2006-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2006-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2006-1 Class A-1 Noteholders;

(vi) whether, to the knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Servicer Termination Event or Servicer Termination Event has occurred as of such Accounting Date;

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(vii) the Debt Service Coverage Ratio for such Payment Date;

(viii) the Sonic Systemwide Sales as of the last day of the preceding Monthly Collection Period; and

(ix) the Series 2006-1 Available Interest Reserve Account Amount and the Series 2006-1 Cash Trap Reserve Amount, if any, in each case, as of the close of business on the last Business Day of the preceding Monthly Collection Period.

Any Series 2006-1 Noteholder may obtain copies of each Monthly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Series 2006-1 Insurer and Rating Agencies. The Co-Issuers shall provide to the Series 2006-1 Insurer and each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document. Each such Opinion of Counsel to be delivered to the Trustee while the Series 2006-1 Policy is in effect shall also be addressed to the Series 2006-1 Insurer, shall be from counsel reasonably acceptable to the Series 2006-1 Insurer and shall be in form and substance reasonably acceptable to the Series 2006-1 Insurer.

Section 5.5 Third-Party Beneficiary. The Series 2006-1 Insurer is an express third-party beneficiary of (i) the Base Indenture to the extent of provisions relating to the Series 2006-1 Insurer (in any capacity, including, without limitation, as Control Party) specifically, and to any Enhancement Provider and (ii) this Series Supplement.

Section 5.6 Prior Notice by Trustee to the Series 2006-1 Insurer. Subject to Section 10.1 of the Base Indenture, except for any period during which a Series 2006-1 Insurer Default is continuing, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Series 2006-1 Insurer and obtained the direction of the Series 2006-1 Insurer, so long as the Series 2006-1 Insurer is the Control Party and any Series 2006-1 Notes are Outstanding or any Series 2006-1 Insurer Obligations are due and unpaid. The

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Trustee agrees to notify the Series 2006-1 Insurer promptly following any exercise of rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or Event of Default.

Section 5.7 Subrogation. In furtherance of and not in limitation of the Series 2006-1 Insurer’s equitable right of subrogation, each of the Trustee, the Co-Issuers and, by its acceptance of Series 2006-1 Notes, each Series 2006-1 Noteholder acknowledges that, to the extent of any payment made by the Series 2006-1 Insurer under the Series 2006-1 Policy with respect to interest or letter of credit fees on or principal of the Series 2006-1 Notes, the Series 2006-1 Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment to the rights of the Series 2006-1 Noteholders under the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement. Each of the Co-Issuers, the Trustee and the Series 2006-1 Noteholders agrees to such subrogation and, further, agree to take such actions as the Series 2006-1 Insurer may reasonably request to evidence such subrogation.

Section 5.8 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.9 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.10 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.11 Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.12 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2006-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2006-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have been expired or been or cash collateralized in full pursuant to the terms of the Series 2006-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2006-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2006-1 Class A-1 Commitments have been terminated, (iii) the Co-Issuers have paid all sums payable hereunder and (iv) the Series 2006-1 Insurer has been paid all Series 2006-1 Insurer Premiums, all Series 2006-1 Insurer Expenses and all Series 2006-1 Insurer Reimbursement Amounts due to it under the Indenture or the Series 2006-1 Insurance Agreement.

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Section 5.13 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture and without limiting any rights of the Series 2006-1 Insurer, so long as this Series Supplement shall be in effect in accordance with Section 5.12 of this Series Supplement, no discharge of the Indenture or the G&C Agreement pursuant to Section 11.1 of the Base Indenture shall be effective as to the Series 2006-1 Notes without the written consent of the Series 2006-1 Noteholders holding more than 50% of the sum of (i) the Series 2006-1 Outstanding Principal Amount and (ii) the portion, if any, of the Series 2006-1 Class A-1 Commitments that has not been drawn to make Series 2006-1 Class A-1 Advances (excluding any Series 2006-1 Outstanding Principal Amount or Series 2006-1 Class A-1 Commitments or Notes held by any Securitization Entity or any Affiliate of any Securitization Entity).

Section 5.14 Effect of Payment by the Series 2006-1 Insurer.

(a) Anything in this Series Supplement to the contrary notwithstanding, any payments of principal of or interest, or letter of credit fees on, the Series 2006-1 Notes that is made with moneys received pursuant to the terms of the Series 2006-1 Policy shall not be considered payment of the Series 2006-1 Notes by the Co-Issuers. The Trustee acknowledges that, without the need for any further action on the part of the Series 2006-1 Insurer, (i) to the extent the Series 2006-1 Insurer makes payments, directly or indirectly, on account of principal of, or interest or letter of credit fees on, the Series 2006-1 Notes to the Trustee for the benefit of the Series 2006-1 Noteholders or to the Series 2006-1 Noteholders (including any Preference Amounts as defined in the Series 2006-1 Policy), the Series 2006-1 Insurer will be fully subrogated to the rights of such Series 2006-1 Noteholders to receive such principal and interest and such other amounts and will be deemed to the extent of the payments so made to be a Series 2006-1 Noteholder and (ii) the Series 2006-1 Insurer shall be paid principal and interest and/or letter of credit fees in its capacity as a Series 2006-1 Noteholder until all such payments by the Series 2006-1 Insurer have been fully reimbursed, but only from the sources and in the manner provided in the Indenture for payment of such principal and interest and such other amounts. The foregoing is without prejudice to the separate and independent rights of the Series 2006-1 Insurer to be reimbursed, without duplication, for payments made under the Series 2006-1 Policy pursuant to the Series 2006-1 Insurance Agreement.

(b) Each Series 2006-1 Noteholder agrees (i) that with respect to the payment of any Preference Amount by the Series 2006-1 Insurer to the Trustee, on behalf of the Series 2006-1 Noteholders, under the Series 2006-1 Policy to assign irrevocably to the Series 2006-1 Insurer all of its rights and claims relating to or arising under the Series 2006-1 Insured Obligations against the debtor which made or benefited from the related preference payment or otherwise with respect to the related preference payment and (ii) to appoint the Series 2006-1 Insurer as its agent in any legal proceeding related to such preference payment. In addition, each Series 2006-1 Noteholder hereby grants to the Series 2006-1 Insurer an absolute power of attorney to execute all appropriate instruments related to any items required to be delivered in connection with any preference payment referred to in this Section 5.14(b).

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Section 5.15 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from August 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ W. Scott McLain
Name:	W. Scott McLain
Title:	President

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:	/s/ W. Scott McLain
Name:	W. Scott McLain
Title:	President

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:	/s/ Ronald L. Matlock
Name:	Ronald L. Matlock
Title:	Vice President

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Ronald L. Matlock
Name:	Ronald L. Matlock
Title:	Vice President

Signature Page to the Series 2006-1 Supplement

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Ronald L. Matlock
Name:	Ronald L. Matlock
Title:	Vice President

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:	/s/ Ronald L. Matlock
Name:	Ronald L. Matlock
Title:	Vice President

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Ronald L. Matlock
Name:	Ronald L. Matlock
Title:	Vice President

CITIBANK, N.A., in its capacity as Trustee and as Series 2006-1 Securities Intermediary

By:	/s/ Kristen Driscoll
Name:	Kristen Driscoll
Title:	Vice President

Signature Page to the Series 2006-1 Supplement

ANNEX A

SERIES 2006-1

SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Administrative Agent” has the meaning set forth in the preamble to the Series 2006-1 Class A-1 Note Purchase Agreement. For purposes of the Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in Section 3.02(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Advance” has the meaning set forth in the recitals to the Series 2006-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Annual Inspection Notice” has the meaning set forth in Section 8.01(d) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Applicable Procedures” has the meaning set forth in Section 4.2 of the Series 2006-1 Supplement.

“Applicable Time” has the meaning set forth in the Series 2006-1 Class A-2 Note Purchase Agreement.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Base Rate” means, on any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds

Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. Changes in any rate of interest calculated by reference to the Base Rate will take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means an Advance (including, without limitation, a Seasoned Base Rate Advance) that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2006-1 Class A-1 Note Purchase Agreement.

“Base Rate Tranche” means that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount funded or maintained with Base Rate Advances.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2006-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2006-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2006-1 Closing Date.

“Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than Holdco owns or controls, either directly or indirectly, more than 50% of the Equity Interests of the Master Issuer or SRI Real Estate Holdco or an amount of Equity Interests of the Master Issuer or SRI Real Estate Holdco that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of the Master Issuer or SRI Real Estate Holdco.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2006-1 Class A-1 Note Purchase Agreement.

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“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Class A-1 Insurer Premiums Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Class A-1 Insurer Premiums Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Class A-1 Insurer Premiums Amounts for each day in such Interest Period.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2006-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit, as applicable, pursuant to Sections 2.06 and 2.08 of the Series 2006-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2006-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2006-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2006-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2006-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2006-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2006-1 Class A-1 Note Purchase Agreement.

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“Commitment Termination Date” means the Series 2006-1 Anticipated Repayment Date.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2006-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Competitor” means any Person other than Holdco, SISI, SRI and the Securitization Entities that is a direct or indirect franchisor, franchisee, owner or operator of a quick-service-restaurant concept; provided, however, that no Person shall be a Competitor solely by virtue of its direct or indirect ownership of less than 5% of the Equity Interests in a Competitor.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose commercial paper is rated at least “A-1” from Standard & Poor’s, and “P1” from Moody’s, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2006-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2006-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2006-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper

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maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 0.45%.

“CP Tranche” means that portion of the 2006-1 Class A-1 Outstanding Principal Amount funded or maintained with CP Advances.

“Daily Class A-1 Insurer Premiums Amount” for any day during any Interest Period, the sum of (a) the product of (i) the Used Premium Rate, multiplied by (ii) the daily average Series 2006-1 Class A-1 Outstanding Principal Amount during the immediately preceding Interest Period and (b) the product of (i) the Unused Premium Rate, multiplied by (ii) the daily average excess of the Series 2006-1 Class A-1 Maximum Principal Amount over the Series 2006-1 Class A-1 Outstanding Principal Amount during the immediately preceding Interest Period.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Insured Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance that is not a Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the Base Rate in effect for such day and (B) the Eurodollar Rate that would be in effect for such Interest Period if such Advance were a Eurodollar Advance and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) if the lesser of (A) and (B) above is (A), 365 or 366, as applicable, and if the lesser of (A) and (B) above is (B), 360; plus

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(d) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the CP Rate in effect for such Interest Period and (B) the Eurodollar Rate that would be in effect for such Interest Period if such Advance were a Eurodollar Advance and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(e) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable (provided that for the purposes of this definition of “Daily Insured Interest Amount” and the definition of “Daily Uninsured Interest Amount,” as well as any use of either definition in any of the Related Documents, any Swingline Loan or Unreimbursed L/C Drawing that has been outstanding for more than 2 Business Days shall, for each day any such Swingline Loan or Unreimbursed L/C Drawing is outstanding after such 2 Business Day period, be deemed to be a “Seasoned Base Rate Advance” and shall be governed by clause (c) above and by clause (b) of the definition of “Daily Uninsured Interest Amount” and not this clause (e)); plus

(f) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Monthly Insured Fees and L/C Fronting Fees that accrue thereon for such day.

“Daily Post-ARD Contingent Uninsured Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2006-1 Anticipated Repayment Date, the sum of (a) the result of (i) the product of (x) the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate and (y) the Series 2006-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate and (y) any Base Rate Advances included in the Series 2006-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Daily Uninsured Interest Amount” means, (a) for any CP Advance outstanding on any day during any Interest Period, the excess, if any, of (i) the result of (x) the product of (A) the CP Rate in effect for such Advance for such Interest Period and (B) the principal amount of such Advance outstanding as of the close of business on such day divided by (y) 360, over (ii) the portion of the Daily Insured Interest Amount for such day that is attributable to such Advance and (b) for any Seasoned Base Rate Advance outstanding on any day during any Interest Period, the excess if any, of (i) the result of the product of (A) the Base Rate in effect for such Advance for such day and (B) the principal amount of such Advance outstanding as of the close of business on such day, divided by (y) 365 or 366, as applicable, over (ii) the portion of the Daily Insured Interest Amount for such day that is attributable to such Advance.

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“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2006-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2006-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“Delaware Entities” has the meaning set forth in Section 7.01(d) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Deficiency Amount” has the meaning set forth in the Series 2006-1 Policy.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2006-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“EDSF Rate” means, when used with respect to any Business Day, the rate derived from the Eurodollar Synthetic Forward Curve appearing on Bloomberg (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing), adjusted for 30/360 day count convention expressed as a number of basis points per annum.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated at least “A-1” from Standard & Poor’s and “P1” from Moody’s.

“Estimated Daily Class A-1 Insurer Premiums Amount” means (a) for any day during the first Interest Period, $1,550.30, (b) for any day during the second Interest Period, $1,550.30 and (c) for any day during any other Interest Period, the average of the Daily Class A-1 Insurer Premiums Amounts for each day during the most recent prior two consecutive Interest Periods.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $1218.09, (b) for any day during the second Interest Period, $1218.09 and (c) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the most recent prior two consecutive Interest Periods.

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“Estimated Daily Insured Interest Amount” means (a) for any day during the first Interest Period, $11.73, (b) for any day during the second Interest Period, $11.73 and (c) for any day during any other Interest Period, the average of the Daily Insured Interest Amounts for each day during the most recent prior two consecutive Interest Periods.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2006-1 Class A-1 Note Purchase Agreement.

“Eurodollar Base Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (appearing on page 3750 of the Telerate Service or any successor to or substitute for such service selected by the Administrative Agent, which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Base Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks in which case, it will be deemed that a Eurodollar Base Rate cannot be ascertained for purposes of Section 3.04 of the Series 2006-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Base Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Base Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

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“Eurodollar Base Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Base Rate	=	Eurodollar Base Rate
(Reserve Adjusted)		1.00 – Eurodollar Reserve Percentage

The Eurodollar Base Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01 of the Series 2006-1 Class A-1 Note Purchase Agreement and ending on but excluding the second Business Day before the next Accounting Date and (y) each period commencing on the second Business Day before each Accounting Date while such Advance is outstanding as a Eurodollar Advance and ending on but excluding the second Business Day before the next succeeding Accounting Date; provided, however, that

(i)	no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the earlier of (a) the Series 2006-1 Anticipated Repayment Date and (b) any Payment Date occurring prior to the Series 2006-1 Anticipated Repayment Date and on which the Series 2006-1 Final Payment is expected to be made; and

(ii)	upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Servicer, the Series 2006-1 Insurer and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Base Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 0.45%.

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“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

“Five-Year Swap Rate” means, when used with respect to any Business Day, the mid-market five-year swap rate appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee who will request (at the expense of the Co-Issuers) substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for monthly compounding.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2006-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2006-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2006-1 Class A-1 Note Purchase Agreement.

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“Initial Purchasers” means, collectively, Lehman Brothers Inc. and Banc of America Securities LLC.

“Insured Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Insured Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Insured Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Insured Interest Adjustment Amount” shall be deemed to be a “Class A-1 Senior Notes Insured Interest Adjustment Amount.”

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2006-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2006-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2006-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, such Investor Group’s Commitment Percentage of the Increase, if any, on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2006-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2006-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2006-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2006-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2006-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2006-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2006-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2006-1 Class A-1 Note Purchase Agreement.

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“L/C Additional Charges” has the meaning set forth in Section 2.07(e) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2006-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $5,000,000 as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2006-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Monthly Insured Fees” has the meaning set forth in Section 2.07(d) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Bank of America, N.A., in its capacity as provider of any Letter of Credit under the Series 2006-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2006-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

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“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2006-1 Closing Date, the amount set forth on Schedule I to the Series 2006-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2006-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2006-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” has the meaning set forth in the Series 2006-1 Class A-2 Note Purchase Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2006-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2006-1 Class A-1 Notes” means with respect to the Series 2006-1 Class A-1 Notes, all Series 2006-1 Class A-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2006-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2006-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2006-1 Class A-1 Distribution Account and are available for payment of such Series 2006-1 Class A-1 Notes and the Commitments with respect to which have terminated and (c) Series 2006-1 Class A-1 Notes in exchange for or in lieu of other Series 2006-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2006-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2006-1 Class A-2 Notes” means with respect to the Series 2006-1 Class A-2 Notes, all Series 2006-1 Class A-2 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2006-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2006-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2006-1 Class A-2 Distribution Account and are available for payment of such Series 2006-1 Class A-2 Notes and (c) Series 2006-1 Class A-2 Notes in exchange for or in lieu of other Series 2006-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2006-1 Class A-2 Notes are held by a purchaser for value.

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“Outstanding Series 2006-1 Notes” means, collectively, all Outstanding Series 2006-1 Class A-1 Notes and all Outstanding Series 2006-1 Class A-2 Notes.

“Parent Companies” means, collectively, Holdco, SISI and SRI.

“Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Part 4 of Title I of ERISA; (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Law; or (iii) an entity whose underlying assets are considered to include “plan assets” of any such employee benefit plans, plans, accounts or arrangements described in clause (i) or (ii) under 29 C.F.R. Section 2510.3-101 as promulgated under ERISA and as modified by Section 3(42) of ERISA, added by the Pension Protection Act of 2006, and any Similar Law.

“Preference Amount” has the meaning set forth in the Series 2006-1 Policy.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2006-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2006-1 Prepayment, the Record Date immediately preceding the date of the associated Series 2006-1 Prepayment unless such immediately preceding Record Date is less than 10 Business Days prior to the date of the associated Series 2006-1 Prepayment, in which case the “Prepayment Record Date” will be the second Record Date immediately preceding the date of the associated Series 2006-1 Prepayment.

“Pricing Disclosure Package” has the meaning set forth in the Series 2006-1 Class A-2 Note Purchase Agreement.

“Prime Rate” means the rate announced by Citibank, N.A. or any successor thereto from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by such Person in connection with extensions of credit to debtors.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2006-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2006-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

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“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2006-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Purchase Agreement Material Adverse Effect” has the meaning set forth in the Series 2006-1 Class A-2 Note Purchase Agreement.

“QIB/QP” means a Person who is both a QIB and a QP.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and Rule 2a51-1 promulgated thereunder.

“Rating Agencies” means, with respect to each Class of Series 2006-1 Notes, S&P, Moody’s and any other nationally recognized rating agency then rating such Class of Series 2006-1 Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2006-1 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency with respect to each Class of Series 2006-1 Notes shall have notified the Co-Issuers, the Control Party and the Trustee in writing that (a) at the time such notice is given such Rating Agency’s then-current non-public rating assigned to each Class of Insured Senior Notes is at least, if such Rating Agency is S&P, BBB- or, if such Rating Agency is Moody’s, Baa3 and (b) such action will not result in any of the following: (i) a reduction, withdrawal or negative qualification of such Rating Agency’s then-current credit rating assigned to such Class, or (ii) in the case of any Class of Insured Senior Notes, (1) a reduction, withdrawal or negative qualification of such Rating Agency’s then-current non-public rating assigned to such Class or (2) a reduction of such Rating Agency’s non-public rating assigned to such Class to a non-public rating below that assigned to such Class by such Rating Agency upon issuance of the Notes of such Class.

“Refunded Swingline Loans” has the meaning set forth in Section 2.06(d) of the Series 2006-1 Class A-1 Note Purchase Agreement.

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“Refunding Date” has the meaning set forth in Section 2.06(e) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2006-1 Supplement.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2006-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2006-1 Supplement.

“Restricted Period” means, with respect to any Series 2006-1 Class A-2 Notes issued on the Series 2006-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2006-1 Closing Date and ending on the 40th day after the Series 2006-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Seasoned Base Rate Advance” means any Base Rate Advance that has been outstanding for more than 2 Business Days.

“Series 2006-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2006-1 Supplement.

“Series 2006-1 Available Interest Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(g) of the Series 2006-1 Supplement after giving effect to any withdrawals therefrom with respect to the Series 2006-1 Notes pursuant to Section 5.11 of the Base Indenture.

“Series 2006-1 Cash Trapping Amount” means, for each Interim Allocation Date while a Series 2006-1 Cash Trapping Period is in effect, an amount equal to the product of (a) fifty percent (50%), multiplied by (b) all available amounts on deposit in the Collection Account after allocating, depositing and paying, as applicable, on such Interim Allocation Date the amounts required to be allocated, deposited or paid in accordance with clauses (i) through (xii)of the Priority of Payments. For purposes of the Indenture, the “Series 2006-1 Cash Trapping Amount” shall be deemed to be a “Cash Trapping Amount.”

“Series 2006-1 Cash Trapping Period” means, at any time, each period (a) beginning on the first Payment Date for which the DSCR determined with respect to such Payment Date is less than the Series 2006-1 Cash Trapping DSCR Threshold applicable to such Payment Date and (b) ending on the first Payment Date thereafter for which the

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DSCR determined with respect to such Payment Date and each of the two immediately preceding Payment Dates is equal to or greater than the Series 2006-1 Cash Trapping DSCR Threshold applicable to each such Payment Date (such Payment Date, a “Series 2006-1 Cash Trapping Release Date”). For purposes of the Indenture, each Series 2006-1 Cash Trapping Period shall be deemed to be a “Cash Trapping Period.”

“Series 2006-1 Cash Trapping Release Amount” means the amount then on deposit in the Cash Trap Reserve Account with respect to the Series 2006-1 Notes. For purposes of the Indenture, each Series 2006-1 Cash Trapping Release Amount shall be deemed to be a “Cash Trapping Release Amount.”

“Series 2006-1 Cash Trapping Release Date” has the meaning set forth in the definition of “Series 2006-1 Cash Trapping Period.”

“Series 2006-1 Cash Trapping DSCR Threshold” means, with respect to any annual period set forth below, the Debt Service Coverage Ratio for such annual period set forth in the following table:

Annual Period	DSCR
February 20, 2007 to January 19, 2008	1.75
January 20, 2008 to January 19, 2009	1.50
January 20, 2009 to January 19, 2010	1.25
January 20, 2010 to January 19, 2011	1.15
January 20, 2011 to January 19, 2012	1.05
January 20, 2012 to December 19, 2012	1.05

“Series 2006-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2006-1 Class A-1 Administrative Expenses” means, for any Interim Allocation Date, the aggregate amount of any Administrative Agent Fees, Class A-1 Amendment Expenses and L/C Additional Charges then due and payable and not previously paid. For purposes of the Indenture, the “Series 2006-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

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“Series 2006-1 Class A-1 Advance” has the meaning set forth under “Advance” in this Annex A.

“Series 2006-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2006-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Series 2006-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2006-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2006-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.

“Series 2006-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(d) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2006-1 Class A-1 Outstanding Principal Amount exceeds the Series 2006-1 Class A-1 Maximum Principal Amount. For the avoidance of doubt, the Series 2006-1 Policy does not cover any principal in excess of the Series 2006-1 Class A-1 Maximum Principal Amount or any interest on any such excess principal.

“Series 2006-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2006-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2006-1 Class A-1 Initial Advances made on the Series 2006-1 Closing Date pursuant to Section 2.1(a) of the Series 2006-1 Supplement, which is $0.

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“Series 2006-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2006-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2006-1 Closing Date pursuant to Section 2.07 of the Series 2006-1 Class A-1 Note Purchase Agreement, which is $325,000.

“Series 2006-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2006-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2006-1 Closing Date pursuant to Section 2.06 of the Series 2006-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2006-1 Class A-1 Insured L/C Fees” means the L/C Monthly Insured Fees and the L/C Fronting Fees. For purposes of the Indenture, the “Series 2006-1 Class A-1 Insured L/C Fees” shall be deemed to be “Senior Notes Monthly Insured Interest.”

“Series 2006-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2006-1 Class A-1 Investor Group Supplement” has the meaning set forth under “Investor Group Supplement” in this Annex A.

“Series 2006-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2006-1 Class A-1 Maximum Principal Amount” means $200,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Series 2006-1 Class A-1 Monthly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2006-1 Class A-1 Notes (as determined pursuant to Section 5.11(d) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.11(d) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount. For purposes of the Indenture, the “Series 2006-1 Class A-1 Monthly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Monthly Commitment Fees.”

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“Series 2006-1 Class A-1 Monthly Insured Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Insured Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Insured Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Insured Interest Shortfall Amount with respect to the Series 2006-1 Class A-1 Notes (as determined pursuant to Section 5.11(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Insured Interest Shortfall Interest (as determined pursuant to Section 5.11(b) of the Base Indenture) on such Senior Notes Insured Interest Shortfall Amount; provided, however, that Additional Senior Notes Insured Interest Shortfall Interest will not be insured by the Series 2006-1 Insurer under the Series 2006-1 Policy or otherwise or by any other Person. For purposes of the Indenture, the “Series 2006-1 Class A-1 Monthly Insured Interest” shall be deemed to be “Senior Notes Monthly Insured Interest.”

“Series 2006-1 Class A-1 Monthly Insurer Premiums” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Class A-1 Insurer Premiums Amount for each day in such Interest Period and (b) if such date of determination occurs on or after the last day of such Interest Period, the Class A-1 Insurer Premiums Adjustment Amount with respect to such Interest Period.

“Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest” means, for any Interest Period commencing on or after the Series 2006-1 Anticipated Repayment Date, an amount equal to the sum of the aggregate of the Daily Post-ARD Contingent Uninsured Interest Amounts, as calculated by the Servicer on behalf of the Co-Issuers, for each day in such Interest Period. For purposes of the Indenture, the “Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Uninsured Interest.”

“Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate” has the meaning set forth in Section 3.4(c) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Monthly Uninsured Interest” means, for any Interest Period, an amount equal to the sum of (a) the aggregate of the Daily Uninsured Interest Amounts, if any, for the immediately preceding Interest Period and (b) all previously unpaid amounts described in clause (a) with respect to prior Interest Periods. For purposes of the Indenture, the “Series 2006-1 Class A-1 Monthly Uninsured Interest” shall be deemed to be “Class A-1 Senior Notes Monthly Uninsured Interest.”

“Series 2006-1 Class A-1 Noteholder” means the Person in whose name a Series 2006-1 Class A-1 Note is registered in the Note Register.

“Series 2006-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of December 20, 2006, by and among the Co-Issuers, the Servicer, the Series 2006-1 Class A-1 Investors, the Series 2006-1 Class A-1

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Noteholders and Lehman Brothers Commercial Paper Inc., as administrative agent thereunder, pursuant to which the Series 2006-1 Class A-1 Noteholders have agreed to purchase the Series 2006-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Indenture, the “Series 2006-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2006-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2006-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2006-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2006-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2006-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2006-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2006-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2006-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Other Amounts” means, for any Interim Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Indenture, the “Series 2006-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2006-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2006-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2006-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2006-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2006-1 Supplement resulting from Series 2006-1 Class A-1 Advances made on or prior to such date and after the Series 2006-1 Closing Date plus (d) any Series 2006-1

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Class A-1 Outstanding Subfacility Amount on such date; provided that at no time may the Series 2006-1 Class A-1 Outstanding Principal Amount exceed the Series 2006-1 Class A-1 Maximum Principal Amount. For purposes of the Indenture, the “Series 2006-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2006-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2006-1 Class A-1 Swingline Notes and Series 2006-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2006-1 Class A-1 Note Purchase Agreement or the Series 2006-1 Supplement).

“Series 2006-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2006-1 Class A-1 Swingline Note or Series 2006-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Indenture, the “Series 2006-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2006-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2006-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2006-1 Supplement.

“Series 2006-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2006-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-2 Expected Weighted Average Life” means, with respect to any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (1) the Series 2006-1 Class A-2 Scheduled Principal Payments Amount for each then-remaining Payment Date (based on the Series 2006-1 Class A-2 Target Bond Balance Amounts as of such date and including, without duplication, the amount that is expected to be repaid on the Series 2006-1 Anticipated Repayment Date), by (2) the number of years that will elapse between such date and the dates of such expected payments, by (b) the Series 2006-1 Outstanding Principal Amount as of such date (prior to giving effect to any payments of principal or interest on such date), as calculated by the Servicer on behalf of the Co-Issuers.

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“Series 2006-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2006-1 Class A-2 Notes, which is $600,000,000.

“Series 2006-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2006-1 Prepayment Amount in respect of any Series 2006-1 Class A-2 Notes on which any prepayment premium is due, an amount equal to (a) the positive difference, if any, of (i) the discounted present value (calculated as described below) as of the related Series 20061 Class A-2 Make-Whole Premium Calculation Date of the Outstanding Principal Amount of the Series 2006-1 Class A-2 Notes as if such Outstanding Principal Amount were paid in accordance with the Series 2006-1 Class A-2 Target Bond Balance Amounts Schedule set forth on Schedule A to the Series 2006-1 Supplement, adjusted so that the Series 2006-1 Class A-2 Target Bond Balance Amount corresponding to the Payment Date that occurs three months prior to the Series 20061 Anticipated Repayment Date is assumed to be fully repaid on such date, and the amount of interest that would have been payable on such Outstanding Principal Amount after such Series 20061 Class A-2 Make-Whole Premium Calculation Date to and including the Payment Date occurring three months prior to the Series 20061 Anticipated Repayment Date, determined at a discount rate equal to the Swap Rate with a tenor that is equal to the remaining Series 20061 Class A-2 Expected Weighted Average Life as of such Series 20061 Class A-2 Make-Whole Premium Calculation Date (or, if such tenor is less than two years, the EDSF Rate), such discount rate to be converted to a monthly equivalent rate, minus (ii) the Outstanding Principal Amount of the Series 2006-1 Class A-2 Notes, multiplied by (b) a fraction (i) the numerator of which equals the applicable Series 2006-1 Prepayment Amount (less accrued and unpaid interest included therein) and (ii) the denominator of which equals the Outstanding Principal Amount of the Series 2006-1 Class A-2 Notes as of such Series 2006-1 Class A-2 Make-Whole Premium Calculation Date. Such reference to the Swap Rate (or EDSF Rate, as applicable) will be determined, if necessary, by interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable remaining Series 2006-1 Class A-2 Expected Weighted Average Life, as calculated by the Servicer on behalf of the Co-Issuers.

“Series 2006-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(e) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-2 Monthly Insured Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2006-1 Class A-2 Note Rate on the Series 2006-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day) during such Interest Period, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Insured Interest Shortfall Amount with respect to the Series 2006-1 Class A-2 Notes (as determined pursuant to Section 5.11(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Class A Senior Notes Insured Interest Shortfall Interest (as determined pursuant to Section 5.11(b) of the

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Base Indenture) on such Senior Notes Insured Interest Shortfall Amount. For purposes of the Indenture, “Series 2006-1 Class A-2 Monthly Insured Interest” shall be deemed to be “Senior Notes Monthly Insured Interest.”

“Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2006-1 Supplement. For purposes of the Indenture, the “Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Uninsured Interest.”

“Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2006-1 Supplement.

“Series 2006-1 Class A-2 Noteholder” means the Person in whose name a Series 2006-1 Class A-2 Note is registered in the Note Register.

“Series 2006-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of December 12, 2006, by and among, the Initial Purchasers, Holdco, the Servicer and the Co-Issuers, as amended, supplemented or otherwise modified from time to time.

“Series 2006-1 Class A-2 Note Rate” means 5.096% per annum.

“Series 2006-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2006-1 Supplement.

“Series 2006-1 Class A-2 Original Spread” means 25 basis points.

“Series 2006-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2006-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant as a Series 2006-1 Class A-2 Scheduled Principal Payment, a prepayment, a redemption or otherwise) made to Series 2006-1 Class A-2 Noteholders with respect to Series 2006-1 Class A-2 Notes on or prior to such date. For purposes of the Indenture, the “Series 2006-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2006-1 Class A-2 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(j) of the Series 2006-1 Supplement. For purposes of the Indenture, the “Series 2006-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2006-1 Class A-2 Scheduled Principal Payments Amount” means, for any Payment Date, the amount, if any, by which (a) the Series 2006-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any payments of principal of the Series 2006-1 Class A-2 Notes thereon

24

and any prepayments of principal of the Series 2006-1 Class A-2 Notes following such immediately preceding Payment Date, if any), exceeds (b) the Series 2006-1 Class A-2 Target Bond Balance Amount for such Payment Date. For purposes of the Indenture, the “Series 2006-1 Class A-2 Scheduled Principal Payments Amounts” shall be deemed to be “Senior Notes Scheduled Principal Payments.”

“Series 2006-1 Class A-2 Target Bond Balance Amount” means for any Payment Date, the amount set forth as the Series 2006-1 Class A-2 Target Bond Balance Amount for such Payment Date on Schedule A to the Series 2006-1 Supplement, minus the aggregate amount of any prepayments of principal (excluding any accrued interest and Series 2006-1 Class A-2 Make-Whole Prepayment Premium included therein) of the Series 2006-1 Class A-2 Notes pursuant to Section 3.6(d)(ii) of the Series 2006-1 Supplement that occur on or prior to such Payment Date.

“Series 2006-1 Closing Date” means December 20, 2006.

“Series 2006-1 Debt Service Amount” means, with respect to any Payment Date or with respect to any Interest Period relating to such Payment Date, the sum of (a) the aggregate amount, without duplication, of Series 2006-1 Class A-1 Monthly Insured Interest and the Series 2006-1 Class A-2 Monthly Insured Interest for such Interest Period, plus (b) the aggregate amount of Series 2006-1 Insurer Premiums due to the Series 2006-1 Insurer with respect to the Series 2006-1 Notes on such Payment Date, plus (c) the difference between the Series 2006-1 Class A-2 Target Bond Balance Amount for the Payment Date preceding such Payment Date and the Series 2006-1 Class A-2 Target Bond Balance Amount for such Payment Date.

“Series 2006-1 Default Rate” means, (i) with respect to the Series 2006-1 Class A-1 Notes, the Series 2006-1 Class A-1 Note Rate and (ii) with respect to the Series 2006-1 Class A-2 Notes, the Series 2006-1 Class A-2 Note Rate. For purposes of the Indenture, the “Series 2006-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2006-1 Distribution Accounts” means, collectively, the Series 2006-1 Class A-1 Distribution Account and the Series 2006-1 Class A-2 Distribution Account.

“Series 2006-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2006-1 Notes, the payment of all accrued and unpaid Series 2006-1 Insurer Premiums, Series 2006-1 Insurer Reimbursement Amounts, Series 2006-1 Insurer Expenses and all other amounts due to the Series 2006-1 Insurer with respect to the Series 2006-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2006-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts, the payment of all fees and expenses and other amounts then due and payable under the Series 2006-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2006-1 Class A-1 Commitments.

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“Series 2006-1 Final Payment Date” means the date on which the Series 2006-1 Final Payment is made.

“Series 2006-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2006-1 Insurance Agreement” means the Insurance and Indemnity Agreement, dated as of December 20, 2006, by and among Ambac, Holdco, the Servicer, SRI, the Co-Issuers and the Trustee, pursuant to which the Series 2006-1 Policy shall be issued, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2006-1 Insured Amounts” means “Insured Amounts” as such term is defined in the Series 2006-1 Policy.

“Series 2006-1 Insured Obligations” means “Insured Obligations” as such term is defined in the Series 2006-1 Policy. For purposes of the Indenture, “Series 2006-1 Insured Obligations” shall be deemed to be “Insured Obligations.”

“Series 2006-1 Insurer” means Ambac and its successors and assigns.

“Series 2006-1 Insurer Default” means (i) an Event of Bankruptcy with respect to the Series 2006-1 Insurer shall have occurred and be continuing or (ii) the Series 2006-1 Insurer shall have failed to pay any Series 2006-1 Insured Amount under the Series 2006-1 Policy when due. For purposes of the Indenture, a “Series 2006-1 Insurer Default” shall be deemed to be an “Insurer Default.”

“Series 2006-1 Insurer Expenses” means Insurer Expenses owing to the Series 2006-1 Insurer pursuant to the terms of the Series 2006-1 Insurance Agreement. For purposes of the Indenture, the “Series 2006-1 Insurer Expenses” shall be deemed to be “Insurer Expenses.”

“Series 2006-1 Insurer Fee Letter” means the Insurer Fee Letter, dated as of December 20, 2006, by the Series 2006-1 Insurer and accepted and agreed to by the Securitization Entities.

“Series 2006-1 Insurer Obligations” means “Insurer Obligations” as such term is defined in the Series 2006-1 Insurance Agreement. For purposes of the Indenture, “Series 2006-1 Insurer Obligations” shall be deemed to be “Insurer Obligations.”

“Series 2006-1 Insurer Premiums” means “Insurer Premium” as such term is defined in the Series 2006-1 Insurance Agreement. For purposes of the Indenture, the “Series 2006-1 Insurer Premiums” shall be deemed to be “Insurer Premiums”; provided, however, that for purposes of determining each “Accrued Insurer Premiums Amount” under the Base Indenture, the “Series 2006-1 Class A-1 Monthly Insurer Premiums” shall be deemed to be “Insurer Premiums” with respect to the Series 2006-1 Class A-1 Notes in lieu of the amount of Used Premium and Unused Premium included with respect thereto in the term “Insurer Premium” as such term is defined in the Series 2006-1 Insurance Agreement.

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“Series 2006-1 Insurer Reimbursement Amounts” means Insurer Reimbursement Amounts owing to the Series 2006-1 Insurer pursuant to the terms of the Insurance Agreement. For purposes of the Indenture, the “Series 2006-1 Insurer Reimbursement Amounts” shall be deemed to be “Insurer Reimbursement Amounts.”

“Series 2006-1 Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2006-1 Interest Reserve Amount exceeds the Series 2006-1 Available Interest Reserve Account Amount.

“Series 2006-1 Interest Reserve Account Deficit Amount” means, on any Interim Allocation Date with respect to a Monthly Collection Period, the amount, if any, by which (a) the Series 2006-1 Interest Reserve Amount exceeds (b) the Series 2006-1 Available Interest Reserve Account Amount on such date; provided, however, with respect to any Interim Allocation Date with respect to the Monthly Collection Period immediately preceding the Series 2006-1 Final Payment Date or the Series 2006-1 Legal Final Maturity Date, the Series 2006-1 Interest Reserve Account Deficit Amount shall be zero.

“Series 2006-1 Interest Reserve Amount” means (a) for any Interim Allocation Date with respect to a Monthly Collection Period that occurs during a Series 2006-1 Interest Reserve Step-Down Period, the amount equal to the quotient of (i) the sum of (A) the product of (I) the sum of (1) the Series 2006-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), plus (2) the Series 2006-1 Class A-1 Maximum Principal Amount as of the immediately preceding Payment Date (after giving effect to any commitment reductions on such date), multiplied by (II) the Series 2006-1 Class A-2 Note Rate, plus (B) the product of (I) the sum of (1) the Series 2006-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), plus (2) the Series 2006-1 Class A-1 Maximum Principal Amount (after giving effect to any commitment reductions on such date), multiplied by (II) the Used Premium Rate, divided by (ii)12, and (b) for any other Interim Allocation Date with respect to a Monthly Collection Period, the amount equal to the quotient of (i) the sum of (A) the product of (I) the sum of (1) the Series 2006-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), plus (2) the Series 2006-1 Class A-1 Maximum Principal Amount as of the immediately preceding Payment Date (after giving effect to any commitment reductions on such date), multiplied by (II) the Series 2006-1 Class A-2 Note Rate, plus (B) the product of (I) the sum of (1) the Series 2006-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), plus (2) the Series 2006-1 Class A-1 Maximum Principal Amount as of the immediately preceding Payment Date (after giving effect to any commitment reductions on such date), multiplied by (II) the Used Premium Rate, divided by (ii) 4.

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“Series 2006-1 Interest Reserve Step-Down Event” means any Payment Date occurring on or after June 20, 2008, on which the DSCR applicable to such Payment Date (without giving effect to any Retained Collections Contributions made on or before such Payment Date) and each of the immediately preceding five (5) Payment Dates is greater than the Series 2006-1 Interest Reserve Step-Down Threshold applicable to each such Payment Date; provided that (a) no Event of Default or Rapid Amortization Event has occurred or is continuing on such Payment Date or any of the immediately preceding five (5) Payment Dates and (b) no Default or Potential Rapid Amortization Event has occurred and is continuing on such Payment Date.

“Series 2006-1 Interest Reserve Step-Down Period” means a period commencing on and including the Payment Date on which any Series 2006-1 Interest Reserve Step-Down Event occurs and ending on but excluding the Interim Allocation Date immediately following the earliest of (a) the next succeeding Payment Date on which the DSCR applicable to such Payment Date and the two Payment Dates immediately preceding such Payment Date is less than or equal to the Series 2006-1 Interest Reserve Step-Down Threshold applicable to each such Payment Date (b) the occurrence of any Payment Date from and including July 20, 2008, to and including December 20, 2008, on which the DSCR applicable to such Payment Date is less than or equal to 1.75, (c) the occurrence of any Payment Date from and including January 20, 2009, on which the DSCR applicable to such Payment Date is less than or equal to 1.50, (d) the commencement of a Rapid Amortization Period and (e) the occurrence of an Event of Default.

“Series 2006-1 Interest Reserve Step-Down Release Amount” means, when used with respect to any date, an amount equal to the positive difference, if any, of (a) the Series 2006-1 Available Interest Reserve Account Amount minus (b) the Series 2006-1 Interest Reserve Amount on such date.

“Series 2006-1 Interest Reserve Step-Down Threshold” means, with respect to any annual period set forth below, the Debt Service Coverage Ratio for such annual period set forth in the following table:

Annual Period	DSCR
January 20, 2008 to January 19, 2009	2.35
January 20, 2009 to January 19, 2010	2.10
January 20, 2010 to January 19, 2011	2.0
January 20, 2011 to January 19, 2012	2.0
January 20, 2012 to December 19, 2012	2.0

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“Series 2006-1 Legal Final Maturity Date” means December 20, 2031. For purposes of the Indenture, the “Series 2006-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2006-1 Noteholders” means, collectively, the Series 2006-1 Class A-1 Noteholders and the Series 2006-1 Class A-2 Noteholders.

“Series 2006-1 Note Owner” means, with respect to a Series 2006-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2006-1 Notes” means, collectively, the Series 2006-1 Class A-1 Notes and the Series 2006-1 Class A-2 Notes.

“Series 2006-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2006-1 Class A-1 Outstanding Principal Amount, plus the Series 2006-1 Class A-2 Outstanding Principal Amount.

“Series 2006-1 Policy” means the note guaranty insurance policy no. AB056BE, together with all endorsements thereto, delivered by the Series 2006-1 Insurer to the Trustee for the benefit of the Series 2006-1 Noteholders pursuant to the Series 2006-1 Insurance Agreement, as amended, supplemented or otherwise modified from time to time.

“Series 2006-1 Prepayment” has the meaning set forth in Section 3.6(g) of the Series 2006-1 Supplement.

“Series 2006-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2006-1 Supplement.

“Series 2006-1 Prepayment Date” has the meaning set forth in Section 3.6(g) of the Series 2006-1 Supplement.

“Series 2006-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2006-1 Supplement.

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“Series 2006-1 Supplement” means the Series 2006-1 Supplement, dated as of December 20, 2006, among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Series 2006-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2006-1 Supplement.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2006-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2006-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2006-1 Supplement.

“Swap Rate” means, when used with respect to any Business Day for any tenor, the mid-market swap rate for such tenor appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for monthly compounding.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2006-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $10,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2006-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Lehman Commercial Paper Inc., in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.6 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(e) of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2006-1 Class A-1 Note Purchase Agreement.

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“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2006-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2006-1 Supplement.

“Unused Premium” has the meaning set forth in the Series 2006-1 Insurance Agreement.

“Unused Premium Rate” has the meaning set forth in the Series 2006-1 Insurer Fee Letter.1

“Used Premium” has the meaning set forth in the Series 2006-1 Insurance Agreement.

“Used Premium Rate” has the meaning set forth in the Series 2006-1 Insurer Fee Letter.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2006-1 Supplement.

“U.S. Resident” has the meaning set forth in Section 4.2 of the Series 2006-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2006-1 Supplement.

[1]	Note to Jones Day: We need to add this defined term to the Insurer Fee Letter.

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EXHIBIT A-1-1

FORM OF SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2006-1 CLASS A-1 ADVANCE NOTE

THIS SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2006-1 CLASS A-1 ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 12, 2006 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE SERVICER, THE SERIES 2006-1 CLASS A-1 INVESTORS, THE SERIES 2006-1 NOTEHOLDERS, THE SERIES 2006-1 SUBFACILITY LENDERS AND LEHMAN COMMERCIAL PAPER INC., AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-	up to $	[_____________	]

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2006-1 CLASS A-1 ADVANCE NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                        ] or registered assigns, up to the principal sum of [                                             ] DOLLARS ($[                        ]) or such lesser amount as shall equal the portion of the Series 2006-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”).

Pursuant to the Series 2006-1 Class A-1 Note Purchase Agreement and the Series 2006-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2006-1 Class A-1 Notes may be paid earlier than the Series 2006-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2006-1 Class A-1 Advance Note (this “Note”) at the Series 2006-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including December 20, 2006 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest on this Note at the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate, and such contingent uninsured interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Undrawn Commitment Fees and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2006-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2006-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-1 Notes of the Co-Issuers designated as their Series 2006-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2006-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2006-1 Class A-1 Advance Notes (herein called the “Series 2006-1 Class A-1 Advance Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2006-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2006-1 Class A-1 Advance Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent uninsured interest, if any, will each accrue on the Series 2006-1 Class A-1 Advance Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2006-1 Class A-1 Advance Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2006-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2006-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2006-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2006-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2006-1 Class A-1 Noteholder at the address for such Series 2006-1 Class A-1 Noteholder appearing in the Note Register if such Series 2006-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2006-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2006-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2006-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-1 Noteholder, by acceptance of a Series 2006-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2006-1 Class A-1 Noteholder and upon all future Series 2006-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________________	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2006-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

EXHIBIT A-1-2

FORM OF SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2006-1 CLASS A-1 SWINGLINE NOTE

THIS SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2006-1 CLASS A-1 SWINGLINE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 20, 2006 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE SERVICER, THE SERIES 2006-1 CLASS A-1 INVESTORS, THE SERIES 2006-1 NOTEHOLDERS, THE SERIES 2006-1 SUBFACILITY LENDERS AND LEHMAN COMMERCIAL PAPER INC., AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-	up to $	[_____________	]

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2006-1 CLASS A-1 SWINGLINE NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                        ] or registered assigns, up to the principal sum of [                                        ] DOLLARS ($[                    ]) or such lesser amount as shall equal the portion of the Series 2006-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”). Pursuant to the Series 2006-1 Class A-1 Note Purchase Agreement and the Series 2006-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2006-1 Class A-1 Notes may be paid earlier than the Series 2006-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2006-1 Class A-1 Swingline Note (this “Note”) at the Series 2006-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including December 20, 2006 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest on this Note at the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Rate and such contingent uninsured interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2006-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2006-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-1 Notes of the Co-Issuers designated as their Series 2006-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2006-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2006-1 Class A-1 Swingline Notes (herein called the “Series 2006-1 Class A-1 Swingline Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2006-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2006-1 Class A-1 Swingline Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent uninsured interest, if any, will each accrue on the Series 2006-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent uninsured interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2006-1 Class A-1 Swingline Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2006-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2006-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2006-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2006-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2006-1 Class A-1 Noteholder at the address for such Series 2006-1 Class A-1 Noteholder appearing in the Note Register if such Series 2006-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2006-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2006-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2006-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-1 Noteholder, by acceptance of a Series 2006-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2006-1 Class A-1 Noteholder and upon all future Series 2006-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                 , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2006-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

EXHIBIT A-1-3

FORM OF SERIES 2006-1 VARIABLE FUNDING SENIOR NOTES,

CLASS A-1 SUBCLASS: SERIES 2006-1 CLASS A-1 L/C NOTE

THIS SERIES 2006-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2006-1 CLASS A-1 L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 20, 2006 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE SERVICER, THE SERIES 2006-1 CLASS A-1 INVESTORS, THE SERIES 2006-1 NOTEHOLDERS, THE SERIES 2006-1 SUBFACILITY LENDERS AND LEHMAN COMMERCIAL PAPER INC., AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THIS AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-	up to $	[_____________	]

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

SERIES 2006-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

SUBCLASS: SERIES 2006-1 CLASS A-1 L/C NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                    ] or registered assigns, up to the principal sum of

[                                         ] DOLLARS ($[                    ]) or such lesser amount as shall equal the portion of the Series 2006-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2006-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2006-1 Class A-1 Note Purchase Agreement and the Series 2006-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2006-1 Class A-1 Notes may be paid earlier than the Series 2006-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2006-1 Class A-1 L/C Note (this “Note”) at the Series 2006-1 Class A-1 Note Rate and the Series 2006-1 Class A-1 Insured L/C Fees, in each case, for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including December 20, 2006 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest and fees on this Note at the Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest Rate and such contingent uninsured interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2006-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2006-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-1 Notes of the Co-Issuers designated as their Series 2006-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2006-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2006-1 Class A-1 L/C Notes (herein called the “Series 2006-1 Class A-1 L/C Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2006-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2006-1 Class A-1 L/C Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent uninsured interest and fees, if any, will each accrue on the Series 2006-1 Class A-1 L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2006-1 Class A-1 L/C Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2006-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2006-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2006-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2006-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2006-1 Class A-1 Noteholder at the address for such Series 2006-1 Class A-1 Noteholder appearing in the Note Register if such Series 2006-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2006-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2006-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2006-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-1 Noteholder, by acceptance of a Series 2006-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class

A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2006-1 Class A-1 Noteholder and upon all future Series 2006-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2006-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

EXHIBIT A-2-1

THIS RESTRICTED GLOBAL SERIES 2006-1 CLASS A-2 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (B) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON

WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A

QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT”. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2006-1 CLASS A-2 NOTE

No. R-	up to $	[______________	]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 83545Y AA1

ISIN Number: US83545YAA10

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

5.096% FIXED RATE SERIES 2006-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [                            ] DOLLARS ($[                                ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2006-1 Class A-2 Note (this “Note”) at the Series 2006-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the

Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including December [20], 2006 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest on this Note at the Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest Rate, and such contingent uninsured interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2006-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLCLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-2 Notes of the Co-Issuers designated as their 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (herein called the “Series 2006-1 Class A-2 Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2006-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2006-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2006-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-2 Notes will be made pro rata to the Series 2006-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent uninsured interest, if any, will each accrue on the Series 2006-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent uninsured interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2006-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-2 Noteholder, by acceptance of a Series 2006-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes)

shall be conclusive and binding upon such Series 2006-1 Class A-2 Noteholder and upon all future Series 2006-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________________	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2006-1 CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2006-1 Class A-2 Note is $[                            ]. The following exchanges of an interest in this Restricted Global Series 2006-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2006-1 Class A-2 Note or an Unrestricted Global Series 2006-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

EXHIBIT A-2-2

THIS REGULATION S GLOBAL SERIES 2006-1 CLASS A-2 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (B) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS

ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT”. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY

NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2006-1 CLASS A-2 NOTE

No. R-	up to $	[______________	]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83542AA5

ISIN Number: USU83542AA51

Common Code: [                ]

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

5.096% FIXED RATE SERIES 2006-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [                                ] DOLLARS ($[                                ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2006-1 Class A-2 Note (this “Note”) at the Series

2006-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including December 20, 2006 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest on this Note at the Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest Rate, as applicable, and such contingent uninsured interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2006-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-2 Notes of the Co-Issuers designated as their 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (herein called the “Series 2006-1 Class A-2 Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2006-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2006-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2006-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-2 Notes will be made pro rata to the Series 2006-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent uninsured interest, if any, will each accrue on the Series 2006-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent uninsured interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2006-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-2 Noteholder, by acceptance of a Series 2006-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes)

shall be conclusive and binding upon such Series 2006-1 Class A-2 Noteholder and upon all future Series 2006-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________________	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2006-1

CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2006-1 Class A-2 Note is $[                        ]. The following exchanges of an interest in this Regulation S Global Series 2006-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2006-1 Class A-2 Note or an Unrestricted Global Series 2006-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

EXHIBIT A-2-3

THIS UNRESTRICTED GLOBAL SERIES 2006-1 CLASS A-2 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (B) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL

BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE

SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT”. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2006-1 CLASS A-2 NOTE

No. R-	up to $	[______________	]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83542AA5

ISIN Number: USU83542AA51

Common Code: [                        ]

SONIC CAPITAL LLC,

SONIC INDUSTRIES FRANCHISING LLC,

AMERICA’S DRIVE-IN HOLDING INC.,

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,

AMERICA’S DRIVE-IN RESTAURANTS LLC,

SRI REAL ESTATE HOLDING LLC and

SRI REAL ESTATE PROPERTIES LLC

5.096% FIXED RATE SERIES 2006-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES FRANCHISING LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN HOLDING INC., a corporation incorporated under the laws of the State of Kansas, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Kansas, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [                            ] DOLLARS ($[                            ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 20, 2031 (the “Series 2006-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2006-1 Class A-2 Note (this “Note”) at the Series

2006-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing February 20, 2007 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including December 20, 2006 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent uninsured interest on this Note at the Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Rate, and such contingent uninsured interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2006-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust – Sonic Series 2006-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES FRANCHISING LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN HOLDING INC., as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2006-1 Class A-2 Notes of the Co-Issuers designated as their 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (herein called the “Series 2006-1 Class A-2 Notes”), all issued under (i) a Base Indenture, dated as of December 20, 2006 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Series 2006-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2006-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2006-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2006-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2006-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2006-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2006-1 Legal Final Maturity Date. All payments of principal of the Series 2006-1 Class A-2 Notes will be made pro rata to the Series 2006-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent uninsured interest, if any, will each accrue on the Series 2006-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent uninsured interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2006-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2006-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2006-1 Supplement, and thereupon one or more new Series 2006-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2006-1 Class A-2 Noteholder, by acceptance of a Series 2006-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2006-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2006-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2006-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2006-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2006-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2006-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2006-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes)

shall be conclusive and binding upon such Series 2006-1 Class A-2 Noteholder and upon all future Series 2006-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2006-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________	By:	_____________________________________ [1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2006-1

CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2006-1 Class A-2 Note is $[                            ]. The following exchanges of an interest in this Unrestricted Global Series 2006-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2006-1 Class A-2 Note or a Regulation S Global Series 2006-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF

SERIES 2006-1 CLASS A-1 NOTES

Citibank, N.A.,

  as Trustee

111 Wall Street, 15th Floor

New York, New York 10005

Attention: Window

Re:	Sonic Capital LLC; Sonic Industries Franchising LLC; America’s Drive-In Holding Inc.; America’s Drive-In Brand Properties LLC; America’s Drive-In Restaurants LLC; SRI Real Estate Holding LLC; SRI Real Estate Properties LLC Series 2006-1 Variable Funding Senior Notes, Class A-1
Subclass: Series 2006-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of December 20, 2006 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries Franchising LLC, America’s Drive-In Holding Inc., America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2006-1 Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $                         aggregate principal amount of Notes registered in the name of                              [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of                              [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2006-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that:

1. it has had an opportunity to discuss the Co-Issuers’ and the Servicer’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Servicer and their respective representatives;

2. it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2006-1 Class A-1 Notes;

3. it is purchasing the Series 2006-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2006-1 Class A-1 Notes;

4. it understands that (i) the Series 2006-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2006-1 Class A-1 Notes, (iii) any transferee must be a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and not a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2006-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2006-1 Class A-1 Note Purchase Agreement;

5. it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2006-1 Class A-1 Notes;

6. it understands that the Series 2006-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2006-1 Class A-1 Notes attached to the Series 2006-1 Supplement and be subject to the restrictions on transfer described in such legend;

7. it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2006-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8. it is not a Competitor; and

9. it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                      ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:________________________________
Address: ______________________________
Bank ABA #: __________________________	Tel: _______________________
Account No.: __________________________	Fax:_______________________
FAO: _________________________________	Attn.: _____________________
Attention: _____________________________

Registered Name (if Nominee):

cc:    Sonic Capital LLC

         Sonic Industries Franchising LLC

         America’s Drive-In Holding Inc.

         America’s Drive-In Brand Properties LLC

         America’s Drive-In Restaurants LLC

         SRI Real Estate Holding LLC

         SRI Real Estate Properties LLC

         300 Johnny Bench Drive

         Oklahoma City, OK 73104

         Attn: General Counsel

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RESTRICTED GLOBAL NOTES TO

INTERESTS IN REGULATION S GLOBAL NOTES

Citibank, N.A.,

  as Trustee

111 Wall Street, 15th Floor

New York, New York 10005

Attention: Window

Re:	Sonic Capital LLC; Sonic Industries Franchising LLC; America’s Drive-In Holding Inc.; America’s Drive-In Brand Properties LLC; America’s Drive-In Restaurants LLC; SRI Real Estate Holding LLC; SRI Real Estate Properties LLC $600,000,000 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of December 20, 2006 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries Franchising LLC, America’s Drive-In Holding Inc., America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                                 aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No.                     ) in the name of                      [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of                          [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated December [        ], 2006, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that:

1. the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the Investment Company Act;

2. the offer of the Notes was not made to a Person in the United States;

3. at the time the buy order was originated, the Transferee was outside the United States;

4. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

5. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act;

6. the Transferee is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (within the meaning of the Investment Company Act);

7. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

8. the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion;

9. the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident;

10. the Transferee is not a broker-dealer of the type described in paragraph (a)(l)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

11. the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident;

12. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

13. the Transferee understands that the Co-Issuers may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

14. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

15. the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule144 A, or a trust fund referred to in paragraph (a)(l)(i)(F) of Rule 144 A that holds the assets of such a plan;

16. if the Transferee is a Section 3(c)(l) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(l) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30,1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

17. it is not a Competitor;

18. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf, or with the assets of any Plan, account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Laws, or (ii) its purchase and holding of the Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

19. it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                      ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:________________________________
Address: ______________________________
Bank ABA #: __________________________	Tel: _______________________
Account No.: __________________________	Fax:_______________________
FAO: _________________________________	Attn.: _____________________
Attention: _____________________________

Registered Name (if Nominee):

cc:    Sonic Capital LLC

         Sonic Industries Franchising LLC

         America’s Drive-In Holding Inc.

         America’s Drive-In Properties LLC

         America’s Drive-In Restaurants LLC

         SRI Real Estate Holding LLC

         SRI Real Estate Properties LLC

         300 Johnny Bench Drive

         Oklahoma City, OK 73104

         Attn: General Counsel

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF RESTRICTED GLOBAL NOTES TO UNRESTRICTED GLOBAL NOTES

Citibank, N.A.,

  as Trustee

111 Wall Street, 15th Floor

New York, New York 10005

Attention: Window

Re:	Sonic Capital LLC; Sonic Industries Franchising LLC; America’s Drive-In Holding Inc.; America’s Drive-In Brand Properties LLC; America’s Drive-In Restaurants LLC; SRI Real Estate Holding LLC; SRI Real Estate Properties LLC $600,000,000 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of December 20, 2006 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries Franchising LLC, America’s Drive-In Holding Inc., America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                     aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No.             ) in the name of                              [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for Unrestricted Global Notes in an equivalent aggregate principal amount in the name of                          [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated December [        ], 2006, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Trustee, the Registrar and their respective counsel that:

(1) Investor Status; Investment Intent. The Transferee is not a Competitor and is both a Qualified Institutional Buyer and a Qualified Purchaser, acquiring the Notes for its own account or for the account of another person who is both a Qualified Institutional Buyer and a Qualified Purchaser with respect to which the Transferee exercises sole investment discretion, either (i) as certified by the Transferor or the Transferee, in a transfer being made pursuant to Rule 144 under the Securities Act for investment purposes and not with a view to the distribution thereof or (ii) pursuant to a transaction that would otherwise not require registration under the Securities Act (in which case the Transferor or Transferee has provided an opinion of counsel to the Trustee, the Registrar and the Co-Issuers that such transfer may be made pursuant to an exemption from registration under the Securities Act).

(2) Purchaser Sophistication; Non-Reliance; Suitability; Access to Information. The Transferee (a) has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment in the Notes and is financially able to bear such risk, (b) in making such investment is not relying on the advice or recommendations of any Initial Purchaser, the Co-Issuers or any of their respective affiliates (or any representative of any of the foregoing), and none of such persons or their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee, (c) has determined that an investment in the Notes is suitable and appropriate for it, (d) has received, and has had an adequate opportunity to review the contents of, the Offering Memorandum, (e) has had access to such financial and other information concerning the Co-Issuers and the Notes as it has deemed necessary to make its own independent decision to purchase the Notes, including the opportunity, at a reasonable time prior to its purchase of the Notes, to ask questions and receive answers concerning the Co-Issuers and the terms and conditions of the offering of the Notes, (f) is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident, (g) is not a broker-dealer of the type described in paragraph (a)(l)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers, (h) is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident, (i) will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes, (j) understands that the Co-Issuers may receive a list of participants holding positions in the Notes from one or more book-entry depositories (k) will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes, (l) is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, and (m) is not a Competitor.

(3) Offering Memorandum. The Transferee acknowledges that the Offering Memorandum is personal to such Transferee and does not constitute an offer to any other person or to the public generally to acquire the Notes other than pursuant to Section 4(2) under the Securities Act. Distribution of the Offering Memorandum, or disclosure of any of its contents to any person other than the Transferee and those persons, if any, retained to advise the Transferee with respect thereto and other persons meeting the requirements of Section 4(2) is unauthorized and any disclosure of any of its contents, without the prior written consent of the Co-Issuers, is prohibited.

(4) Limited Liquidity. The Transferee understands that there is no market for the Notes and that no assurance can be given as to the liquidity of or trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. It further understands that, although the Initial Purchasers may from time to time make a market in the Notes, the Initial Purchasers are under no obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes for an indefinite period of time or until the Final Maturity Date.

(5) Investment Company Act. The Transferee agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made in the United States unless such sale, pledge or other transfer is made to a transferee who is both a Qualified Purchaser and a Qualified Institutional Buyer. The Transferee further agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made if such transfer would have the effect of requiring any of the Co-Issuers or the pool of assets owned by the Co-Issuers to register as an investment company under the Investment Company Act.

(6) Required Sale by U.S. Persons or U.S. Residents that are not Qualified Purchasers. The Transferee understands that the Indenture permits the Co-Issuers to require any holder of the Notes who is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act) who is determined not to have been a Qualified Purchaser to sell such holder’s Notes to a Qualified Purchaser that is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act).

(7) ERISA. The Transferee represents and warrants either (i) it is not acquiring or holding such Notes on behalf or with the assets of any Plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Laws or (ii) its purchase and holding of such Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraph shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraphs. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this paragraph and the preceding paragraph. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

(8) Certain Transfers Void. The Transferee agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Offering Memorandum relating to the Notes and in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Co-Issuers, will be void and of no force or effect and (b) none of the Co-Issuers, the Trustee or the Registrar under the Indenture has any obligation to recognize any sale, pledge or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

(9) Reliance on Representations, etc. The Transferee acknowledges that the Co-Issuers, the Initial Purchasers, the Trustee, the Registrar and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers.

(10) Legend. The Notes will bear a legend substantially to the following effect unless the Co-Issuers determines otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE

WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (B) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS

PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY

RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT”. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC,

AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(11) Due Authorization; Capability. If the Transferee is not a natural person, the Transferee has the power and authority to enter into each agreement required to be executed and delivered by or on behalf of the Transferee in connection with its purchase of Notes, which will include a note subscription agreement, and to perform its obligations thereunder and consummate the transactions contemplated thereby, and the person signing any such documents on behalf of the Transferee has been duly authorized to execute and deliver such documents and each other document required to be executed and delivered by the Transferee in connection with its purchase of Notes. If the Transferee is an individual, the Transferee has all requisite legal capacity to acquire and hold the Notes and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Transferee in connection with this subscription for Notes. Such execution, delivery and compliance by the Transferee does not conflict with, or constitute a default under, any instruments governing the Transferee, any applicable law, regulation or order, or any material agreement to which the Transferee is a party or by which the Transferee is bound.

(12) Permanent Address. If the Transferee’s permanent address is located in the United States, the Transferee was offered the Notes in the state of such Transferee’s permanent address and intends that the securities law of that state govern the Transferee’s subscription for the Notes.

(13) Treaty Exemption. The Transferee, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either (a) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code) or an affiliate of a bank, (b) is a person (or a wholly owned affiliate of a person) that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (c) is not related to the Co-Issuers within the meaning of Section 1.881-3 of the Treasury Regulations.

(14) Certain Tax Matters. The Transferee hereby certifies that it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance.

[Name of Transferee]

By:
Name:
Title:

Dated:                                      ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:________________________________
Address: ______________________________
Bank ABA #: __________________________	Tel: _______________________
Account No.: __________________________	Fax:_______________________
FAO: _________________________________	Attn.: _____________________
Attention: _____________________________

Registered Name (if Nominee):

cc:    Sonic Capital LLC

         Sonic Industries Franchising LLC

         America’s Drive-In Holding Inc.

         America’s Drive-In Brand Properties LLC

         America’s Drive-In Restaurants LLC

         SRI Real Estate Holding LLC

         SRI Real Estate Properties LLC

         300 Johnny Bench Drive

         Oklahoma City, OK 73104

         Attn: General Counsel

EXHIBIT B-4

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN REGULATION S GLOBAL NOTES OR UNRESTRICTED

GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF

AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,

  as Trustee

111 Wall Street, 15th Floor

New York, New York 10005

Attention: Window

Re:	Sonic Capital LLC; Sonic Industries Franchising LLC; America’s Drive-In Holding Inc.; America’s Drive-In Brand Properties LLC; America’s Drive-In Restaurants LLC; SRI Real Estate Holding LLC; SRI Real Estate Properties LLC $600,000,000 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of December 20, 2006 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries Franchising LLC, America’s Drive-In Holding Inc., America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2006-1 Supplement to the Base Indenture, dated as of December 20, 2006 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $             aggregate principal amount of Notes which are held in the form of an interest in a Regulation S Global Note with DTC (CUSIP (CINS) No.             ) in the name of              [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of              [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated December 12, 2006, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree as follows:

1. It is (a) a Qualified Institutional Buyer and a Qualified Purchaser, (b) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer and a Qualified Purchaser with respect to which it exercises sole investment discretion.

2. It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

3. It is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer and a Qualifies Purchaser (for Notes acquired in the United States) or a Qualified Purchaser and neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act) (for Notes acquired outside the United States).

4. It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes.

5. It understands that the Co-Issuers may receive a list of participants holding positions in the Notes from one or more book-entry depositories.

6. It will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes.

7. It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

8. If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the Investment Company Act.

9. It is not a Competitor.

The Transferee hereby certifies that it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants either (i) it is not, and is not acquiring or holding such Notes (or any interest therein) for or on behalf, or with the assets of any Plan, account or other arrangement that is subject to Section 4975 of the Code or provision under any Similar Laws or (ii) its purchase and holding of such Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law.

The representations made pursuant to the preceding paragraph shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                  ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:________________________________
Address: ______________________________
Bank ABA #: __________________________	Tel: _______________________
Account No.: __________________________	Fax:_______________________
FAO: _________________________________	Attn.: _____________________
Attention: _____________________________

Registered Name (if Nominee):

cc:    Sonic Capital LLC

         Sonic Industries Franchising LLC

         America’s Drive-In Holding Inc.

         America’s Drive-In Brand Properties LLC

         America’s Drive-In Restaurants LLC

         SRI Real Estate Holding LLC

         SRI Real Estate Properties LLC

         300 Johnny Bench Drive

         Oklahoma City, OK 73104

         Attn: General Counsel

EXHIBIT C

[CLEARING AGENCY]

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name], [title], Underwriting Department

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7) restrictions for SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC and SRI REAL ESTATE PROPERTIES LLC, each as Co-Issuer 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2

(A) [CUSIP Numbers] [ISIN/Common Code]:	[CUSIP Numbers for 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 – 144A, Reg.S] [ISIN/Common Code for 5.096% Fixed Rate Senior Notes, Class A-2]

(B) Security Description:	SONIC CAPITAL LLC, SONIC INDUSTRIES FRANCHISING LLC, AMERICA’S DRIVE-IN HOLDING INC., AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC and SRI REAL ESTATE PROPERTIES LLC, each as Co-Issuer 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2

(C) Offer Amount:	[$600,000,000]

(D) Managing Underwriter:	Lehman Brothers Inc.

(E) Paying Agent:	[name of paying agent]

(F) Closing Date:	December 20, 2006

Special Instructions:

See Attached Important Instructions from the Co-Issuers.

[CO-ISSUERS LETTERHEAD]

5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2

[83545YAA1] [U83542AA5]

The Co-Issuers and Initial Purchasers are putting Participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the exemption provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), offers, sales and resales of the 5.096% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (the “Securities”) may only be made in minimum denominations of $            (x) within the United States to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“QPs”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act and Rule 2a51-1 promulgated thereunder and are not Competitors and (y) outside of the United States to QPs who are not Competitors and are neither U.S. persons (as defined in Regulation S) nor U.S. residents (as defined for purposes of the Investment Company Act). Each purchaser of Securities (1) represents to and agrees with the Co-Issuers and the Initial Purchasers that (i) (a) with respect to Notes that were purchased in the United States, the purchaser is a QIB who is a QP (a “QIB/QP”) and (b) with respect to Notes that were purchased outside the United States, the purchaser is a QP who is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act); (ii) the purchaser is not a broker-dealer who owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers; (iii) the purchaser is not a participant-directed employee plan, such as a 401(k) plan; (iv) the QIB/QP is acting for its own account, or the account of another QIB/QP; (v) the purchaser is not formed for the purpose of investing in the Co-Issuers; (vi) the purchaser, and each account for which it is purchasing, will hold and transfer at least the minimum denomination of Securities; (vii) the purchaser understands that the Co-Issuers may receive a list of participants holding positions in its securities from one or more book-entry depositaries; (viii) the purchaser will provide notice of the transfer restrictions to any subsequent transferees; and (ix) the purchaser is not a Competitor and (2) acknowledges that the Co-Issuers have not been registered under Investment Company Act and the Securities have not been registered under the Securities Act and represents to and agrees with the Co-Issuers and the Initial Purchasers that, for so long as securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A. Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions. See “Transfer Restrictions” in the Offering Memorandum.

The charter, bylaws, organizational documents or securities issuance documents of the Co-Issuers provide that the Co-Issuers will have the right to (i) require any holder of Securities who is determined not to be both a QIB and a QP to sell the Securities to a

QIB that is also a QP or (ii) redeem any Securities held by such a holder on specified terms. In addition, the Co-Issuers have the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is not both a QIB and a QP.

The restrictions on transfer required by the Co-Issuers (outlined above) will be reflected [under the notation “3c7” in DTC’s User Manuals and DTC’s Reference Directory] [Annex 3(c)(7) of Euroclear’s New Issues Acceptance Guide] [Chapter 7 (“Custody Business Operations – New Issues”), Section 7.3 (“General Procedure for the admission and distribution of new issues of syndicated international instruments”) in Clearstream Banking’s Directory].

Any questions or comments regarding this subject may be directed to General Counsel (405) 225 - 5262.

EXHIBIT D

[FORM OF MONTHLY NOTEHOLDER’S STATEMENT]

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

Sonic Industries Franchising LLC

America’s Drive-In Holdings Inc.

America’s Drive-In Brand Properties LLC

America’s Drive-In Restaurants LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

Monthly Collection Period: [ ]
Payment Date: [ ]

Debt Service Coverage
Debt Service Coverage Ratio for	[current Payment Date]						[	]x

Debt Service Coverage Ratio for	[prior Payment Date]						[	]x

Debt Service Coverage Ratio for	[2nd prior Payment Date]						[	]x

Debt Service Coverage Ratio for	[3rd prior Payment Date]						[	]x

Debt Service Coverage Ratio for	[4th prior Payment Date]						[	]x

Debt Service Coverage Ratio for	[5th prior Payment Date]						[	]x

System Performance

		Franchise		Partner		Total
	Open Drive-Ins at end of prior Monthly Collection Period	[	]	[	]		[	]

	Drive-In Openings during Monthly Collection Period	[	]	[	]		[	]
	Permanent Drive-In Closures during Monthly Collection Period	[	]	[	]		[	]

	Net Change in Drive-Ins during Monthly Collection Period	[	]	[	]		[	]

	Open Drive-Ins at end of Monthly Collection Period	[	]	[	]		[	]

		Franchise		Partner		Total
	Same-Store Sales Growth for fiscal quarter ended [ ]	[	]%	[	]%		[	]%

Cash Trapping

				Commenced		Date of Commencement
	i. Cash Trapping Period			No			N/A
	ii. Cash Trapping Release Event Date						N/A

Occurrence Dates

				Commenced		Date of Commencement
	i. Potential Rapid Amortization Event			No			N/A
	ii. Rapid Amortization Event			No			N/A
	iii. Default			No			N/A
	iv. Event of Default			No			N/A
	v. Servicer Termination Event			No			N/A
	vi. Series 2006-1 Interest Reserve Step-Down Date			No			N/A

Allocation of Funds

1. Outstanding Notes and Reserve Account Balances as of Prior Payment Date:

i. Outstanding principal balances
	a. Series 2006-1 Class A-1 Notes					$	_______
	b. Series 2006-1 Class A-2 Notes					$	_______
ii. Reserve account balances
	a. Available Senior Notes Interest Reserve Account Amount					$	_______
	b. Cash Trapping Amounts on deposit in the Cash Trap Reserve Account					$	_______

2. Retained Collections for Current Payment Date:

i. Franchise Royalty Fees
	ii Initial Franchise Fees					$	_______
	iii. Partner Drive-In Lease Payments					$	_______
	iv. New Franchise Drive-In Lease Payments					$	_______
	v. Kansas Sonic Partnership Distributions					$	_______

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

Sonic Industries Franchising LLC

America’s Drive-In Holdings Inc.

America’s Drive-In Brand Properties LLC

America’s Drive-In Restaurants LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

Monthly Collection Period: [ ]
Payment Date: [ ]

vi. Real Estate Disposition Proceeds deposited into Collection Account	$	_______
vii. Franchisee Insurance Proceeds	$	_______
viii. Securitization Entity Insurance Proceeds	$	_______
ix. Investment Income deposited into Collection Account or related thereto	$	_______
x. Retained Collections Contributions	$	_______

xi. Total Retained Collections	$	_______

3. Net Cash Flow for Current Payment Date:

i. Monthly Retained Collections	$	_______
Less:
ii Securitization Entities Operating Expenses paid during Monthly Collection Period	$	_______
iii. Interim Servicing Fees paid during Monthly Collection Period	$	_______
iv. Class A-1 Senior Notes Administrative Expenses paid during Monthly Collection Period	$	_______
v. Investment Income (if included in Monthly Retained Collections) earned during Monthly Collection Period	$	_______

vi. Net Cash Flow for Monthly Collection Period	$	_______

4. Debt Service / Payments to Noteholders for Current Payment Date:

i. Interest on Senior Notes
Series 2006-1 Class A-1 Monthly Insured Interest	$	_______
Series 2006-1 Class A-2 Monthly Insured Interest	$	_______
ii. Insurer Premiums
Insurer Premiums	$	_______
iii. Other
Series 2006-1 Class A-1 Monthly Commitment Fees	$	_______
iv. Difference between previous Target Bond Balance Amount and current Target Bond Balance Amount
Series 2006-1 Class A-2	$	_______

v. Total Debt Service	$	_______

vi. Other Payments to Noteholders
Series 2006-1 Class A-1 Monthly Uninsured Interest	$	_______
Series 2006-1 Class A-1 Monthly Post-ARD Contingent Uninsured Interest	$	_______
Series 2006-1 Class A-2 Monthly Post-ARD Contingent Uninsured Interest	$	_______

5. Aggregate Interim Allocations to Distribution Accounts for Current Payment Date:

i. All available deposits in Series 2006-1 Class A-1 Distribution Account	$	_______
ii. All available deposits in Series 2006-1 Class A-2 Distribution Account	$	_______
iii. Total on Deposit in Distribution Accounts	$	_______

6. Distributions for Current Payment Date:

Series 2006-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2006-1 Class A-1 Notes	$	_______
ii. Indemnification payments to reduce commitments under Series 2006-1 Class A-1 Notes	$	_______
iii. Principal payments on Series 2006-1 Class A-1 Notes	$	_______
iv. Payment of Series 2006-1 Class A-1 Breakage Amounts	$	_______

Series 2006-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2006-1 Class A-2 Notes	$	_______
ii. Indemnification payments to Series 2006-1 Class A-2 Notes	$	_______
iii. Principal payments on Series 2006-1 Class A-2 Notes	$	_______
iv. Series 2006-1 Class A-2 Make-Whole Prepayment Premium	$	_______

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

Sonic Industries Franchising LLC

America’s Drive-In Holdings Inc.

America’s Drive-In Brand Properties LLC

America’s Drive-In Restaurants LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

Monthly Collection Period: [ ]
Payment Date: [ ]

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Payment Date:

i. Deposits into Senior Notes Interest Reserve Account	$	_______
ii. Less draws on Available Senior Notes Interest Reserve Account Amount to cover any shortfall	$	_______
iii. Less reduction in Series 2006-1 Interest Reserve Amount		_______
iv. Less reduction related to Series 2006-1 Interest Reserve Step-Down		_______
v. Total Increase (Reduction) of Funds in Senior Notes Interest Reserve Account	$	_______

8. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Payment Date:

i. Cash Trapping Amounts on deposit in Cash Trap Reserve Account	$	_______
ii. Less draws on Available Cash Trap Reserve Account Amount	$	_______
iii. Less Cash Trapping Release Amount	$	_______
iv. Total Increase (Reduction) of Funds in Cash Trap Reserve Account	$	_______

9. Outstanding Balances as of Current Payment Date (after giving effect to payments to be made on such Payment Date):

i. Series 2006-1 Class A-1 Notes	$	_______
ii. Series 2006-1 Class A-2 Notes	$	_______
iii. Reserve account amounts:
a. Available Senior Notes Interest Reserve Account Amount	$	_______
b. Available Cash Trap Reserve Account Amount	$	_______

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this __________________________________________________________________________

Sonic Industries Services Inc. as Servicer on behalf of the Co-Issuers and certain subsidiaries thereto,

by: ______________________________________________________________________________

Schedule A

Series 2006-1 Class A-2 Target Balance Amounts Schedule

Payment Date	Series 2006-1 Class A-2 Target Bond Balance Amount	Payment Date	Series 2006-1 Class A-2 Target Bond Balance Amount	Payment Date	Series 2006-1 Class A-2 Target Bond Balance Amount
Feb-07	$599,761,000	Feb-09	$559,459,000	Feb-11	$449,376,000
Mar-07	$599,623,000	Mar-09	$556,931,000	Mar-11	$444,396,000
Apr-07	$598,739,000	Apr-09	$553,140,000	Apr-11	$437,688,000
May-07	$597,637,000	May-09	$548,990,000	May-11	$430,494,000
Jun-07	$596,275,000	Jun-09	$544,396,000	Jun-11	$422,686,000
Jul-07	$594,833,000	Jul-09	$539,669,000	Jul-11	$414,696,000
Aug-07	$593,440,000	Aug-09	$534,999,000	Aug-11	$406,770,000
Sep-07	$592,165,000	Sep-09	$530,511,000	Sep-11	$399,082,000
Oct-07	$591,323,000	Oct-09	$526,730,000	Oct-11	$392,347,000
Nov-07	$590,656,000	Nov-09	$523,214,000	Nov-11	$385,954,000
Dec-07	$590,000,000	Dec-09	$520,000,000	Dec-11	$380,000,000
Jan-08	$588,646,000	Jan-10	$516,118,000	Jan-12	$373,200,000
Feb-08	$587,329,000	Feb-10	$512,280,000	Feb-12	$366,451,000
Mar-08	$586,193,000	Mar-10	$508,701,000	Mar-12	$360,072,000
Apr-08	$584,072,000	Apr-10	$503,660,000	Apr-12	$351,698,000
May-08	$581,672,000	May-10	$498,206,000	May-12	$342,770,000
Jun-08	$578,933,000	Jun-10	$492,235,000	Jun-12	$333,137,000
Jul-08	$576,090,000	Jul-10	$486,109,000	Jul-12	$323,294,000
Aug-08	$573,300,000	Aug-10	$480,043,000	Aug-12	$313,519,000
Sep-08	$570,656,000	Sep-10	$474,185,000	Sep-12	$304,012,000
Oct-08	$568,564,000	Oct-10	$469,137,000	Oct-12	$295,587,000
Nov-08	$566,686,000	Nov-10	$464,389,000	Nov-12	$287,548,000
Dec-08	$565,000,000	Dec-10	$460,000,000	Dec-12	$280,000,000
Jan-09	$562,209,000	Jan-11	$454,664,000

A-